UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23727

ARES PRIVATE MARKETS FUND

(Exact name of registrant as specified in charter)

245 PARK AVENUE

44TH FLOOR

NEW YORK, NEW YORK 10167

(Address of principal executive offices)(Zip code)

Katherine Hurley c/o 245 Park Avenue, 44th Floor New York, New York 10167 (Name and Address of Agent for Service)

Copy to:
Nicole M. Runyan, P.C. Kim E. Kaufman Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022

Registrant’s telephone number, including area code: (212) 750-7300

Date of fiscal year end: March 31

Date of reporting period: September 30, 2025

Item 1. Reports to Stockholders.

(a)

Table of Contents (Unaudited)

Ares Private Markets Fund	Performance Overview
September 30, 2025

Performance Overview

For the period ended September 30, 2025, Ares Private Markets Fund (the “Fund”) generated net total returns of 6.17%, 6.05% and 5.69% for its Class I Shares, Class D Shares, and Class A Shares, respectively. The Fund’s performance was mainly driven by a combination of gain and discount at purchase of its secondary investments, which account for ~96% the Fund’s investment portfolio.

Market Conditions

Public equity valuations have continued to climb with major indices reporting positive year-to-date 2025 figures (MSCI World Index up 17.43%, S&P 500 Index up 14.50%)2. However, this performance has not come without material volatility, with tariff related selloffs taking place through much of April 2025. Much of the volatility can be attributed to broad uncertainty around tariff policy and key macroeconomic data along with the increasing dependence on the “Magnificent 7” technology stocks to drive returns in the public equity markets1. By contrast, private equity has delivered steady performance figures as the Burgiss Buyout Index has reported 5.92% returns for the first half of 20252.

Largely driven by recent signs of policy stabilization and the prospect of rate cuts over the coming quarters, M&A markets have started to rebound with 3Q’25 marking the strongest activity since Q4’21 and pacing on track for FY 2025 transaction count to surpass the record- setting levels seen in 20213. Deal value is projected to rank second only to 2021’s unprecedented levels, underscoring renewed investor confidence and strong market momentum3. As owners of private equity assets in the Fund’s portfolio, we believe this pickup in deal activity will allow for increased distribution activity and the recycling of capital into new investment opportunities. We maintain our conviction that the undercapitalization of the secondaries market will continue to provide a robust pipeline of investment opportunities. Even with the pickup in deal flow, private market valuation multiples have remained consistent and are still considerably lower (9.7x enterprise value (“EV”) / EBITDA) than public market valuations (14.7x EV / EBITDA), indicating to us that the asset class is not overvalued3.

On the fundraising side, private equity capital raising has remained relatively muted, reflecting both a more moderated pace of deployment coupled with lingering caution around slowed distributions from limited partners (“LPs”)4. This aligns with the supply increase we’re seeing within the secondary market as LPs are taking liquidity into their own hands. Consequently, perpetual secondary vehicles have continued to gain momentum across the fundraising landscape, raising $16 billion in the first half of 2025 alone5. Retail capital is expected to continue to play a transformative role in the secondary market, with nearly every large private equity secondaries manager having either launched or announced plans to launch a secondaries-focused evergreen vehicle to address the growing investment opportunity. This perspective is further supported by the aggregate net asset value (“NAV”) of retail vehicles in secondary strategies exceeding $80B during the first quarter of 2025, representing a 100% increase in NAV as of late 20236.

When looking at secondaries’ transaction volume specifically, 2025 is on track to surpass the former record of $ 162 billion established in 20246. Fueled by multiple tailwinds, including the lack of distribution activity from traditional exit avenues, the first half of 2025 saw $103 billion in volume, representing a 51% increase from the first half of 2024 and marking the most active six- month period in market history6. Market participants estimate that this unprecedented growth positions the market to exceed $210B in total volume by year end. We anticipate this momentum, underpinned by robust supply and sustained demand, will endure, with the ongoing liquidity backlog expected to drive elevated transaction volume going through 2025 and ahead. These recent tailwinds have further fueled the significant undercapitalization of the secondaries market that has created an attractive supply / demand imbalance for investors looking to deploy capital6.

In the LP-led secondaries market, we expect that the ever-increasing desire for investor liquidity will continue to underpin portfolio sales. As it stands, 61% of private equity assets – equivalent to more than 18,000 companies – are six years or older, and well behind historical distribution curves7. As such, dynamic has driven LPs to rely on the secondaries market, bringing larger and more diversified transaction to market.

On the general partner (“GP”)-led side of the market, we have seen strengthening momentum with GP-led volume expanding by 68% compared to the first half of 2024 as GPs continue to leverage continuation vehicles (“CVs”) as a way to hold and grow trophy assets until a more attractive point of sale6. CV performance results reinforce this thesis with top-quartile single asset and multi-asset CVs largely outperforming equivalent buyout funds across nearly all vintages8. We have seen our pipeline reflect the growth in the GP market and expect to continue to integrate more of these opportunities into the Fund’s portfolio.

Semi-Annual Report | September 30, 2025	1

Ares Private Markets Fund	Performance Overview
September 30, 2025

While periods of volatility and uncertainty may arise across the investment landscape, we believe that the market presents unique opportunities to purchase high quality, durable assets managed by top performing managers at attractive prices. As we continue to navigate through the remainder of 2025 into 2026, we believe that the ongoing liquidity needs of limited partners will catalyze limited partner-led activity, while increased activity in the IPO and M&A markets will provide more consistent valuation appreciation and distribution activity. We expect the rise of GP-led activity to persist as sponsors aim to maintain exposure to their better assets for longer while providing alternative sources of liquidity to their limited partners. Given the Fund’s flexible investment strategy and ability to thoroughly diligence and ultimately participate in both types of transactions, we believe that the Fund offers a compelling combination of diversification and downside protection. We maintain strong conviction in the current portfolio positioning and believe that the Fund is currently in position to meet its investment and performance objectives going forward.

Investment Program

Since inception, the Fund has acquired 336 investments across traditional secondaries, GP-led secondaries, structured solutions, co-investments and primary commitments. As of September 30, 2025, secondary investments accounted for ~96% of the Fund’s investment portfolio, with roughly 93% of the Fund’s portfolio held in buyout investments. As of September 30, 2025, the Fund’s underlying portfolio company exposure is 73% in North America and 21% in Europe and 6% in the Rest of the World. The Fund actively deployed capital across a variety of investment opportunities and continues to provide its investor base with a diversified portfolio.

[1]	The Economic Times | S&P 500 now a 10-stock show, November 2025

[2]	Morningstar, MSCI World, S&P 500 Net Total Returns as of 9/30/2025, Burgiss, Buyout Index as of 6/30/2025

[3]	Pitchbook | Global M&A Report, Q3 2025

[4]	EY | Private Equity Pulse: Key Takeaways from Q3 2025

[5]	Secondaries Investor | Inside secondaries’ expansion into private wealth, September 2025

[6]	Jeffries | H1 2025 Global Secondary Market Review, July 2025

[7]	Pitchbook. Global PE Company Inventory. As of December 31, 2024. Excludes add-ons; time in portfolio: “0-3 years” means the investments were made in 2022 and onward, “4-6 years” means the investments were made in 2018-2021, “6+ years” means the investments were made prior to 2017.

[8]	Secondaries Investor | Top-quartile CVs continue to prove their outperformance over buyout funds, November 2025

2	www.areswms.com

Ares Private Markets Fund	Performance Overview
September 30, 2025

Average Annual Total Returns (as of September 30, 2025)

					Since	Inception
	1 Month	Quarter	6 Month	3 Year	Inception	Date
Ares Private Markets Fund - Class A	3.50%	4.28%	5.69%	–	19.05%	8/1/2023
Ares Private Markets Fund - Class A#	-0.13%	0.62%	1.98%	–	17.10%	8/1/2023
Ares Private Markets Fund - Class I	3.56%	4.50%	6.17%	17.72%	14.98%	4/1/2022
Ares Private Markets Fund - Class D	3.57%	4.45%	6.05%	17.40%	16.66%	9/1/2022
MSCI World Index	3.21%	7.27%	19.58%	23.72%	12.01%	4/1/2022*

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when repurchased, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. For the period ended September 30, 2025, the Fund’s total annual expense ratio, before fee waivers, was 4.73% for Class I, 4.92% for Class D and 5.55% for Class A. For the period ended September 30, 2025, after fee waivers, the Fund’s total annual expense ratio was 4.73% for Class I, 4.92% for Class D and 5.55% for Class A.

# The Average Annual Total Returns include the impact of the maximum sales load of 3.50%.

* April 1, 2022 is not the inception date of the MSCI World Index.

Performance of $1,000,000 Initial Investment (as of September 30, 2025)

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in Class I Shares of the Fund since inception. The required minimum initial investment by a shareholder in Class I Shares of the Fund is $1,000,000. The result is compared with a broad-based market index, the MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. An investor cannot invest directly in an index. The market index has not been reduced to reflect any of the fees and costs of investing. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

Impact of the Fund's Distribution Policy

The Fund does not have a policy or practice of maintaining a specified level of distributions to shareholders as of the period ended September 30, 2025. The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its annual net taxable income to its investors. From time to time, the Fund may also pay special interim distributions at the discretion of its Board of Trustees. In general, this practice does not affect the Fund's investment strategy and may reduce the Fund's net asset value. This practice also does not generally result in a return of capital to investors.

Semi-Annual Report | September 30, 2025	3

Ares Private Markets Fund	Performance Overview
September 30, 2025

Top Ten Holdings (as a % of Net Assets)*

BSP Solstice Investors L.P. (BCE)	7.20%
BSP Solstice Investors L.P. (AD)	6.80%
AXA IM Prime Genesis PE Secondaries Fund	6.36%
Janus TopCo Limited	5.74%
Hellman & Friedman Capital Partners IX, L.P.	4.47%
SkyKnight Capital II CV B, L.P.	3.20%
FinEquity Holdings, LLC	3.07%
Hellman & Friedman Capital Partners VIII, L.P.	2.70%
APH Extended Value Fund H LP	2.68%
Hellman & Friedman Capital Partners X, L.P.	2.44%
Top Ten Holdings	44.66%

Asset Allocation (as a % of Net Assets)*

*       Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

4	www.areswms.com

Ares Private Markets Fund	Consolidated Schedule of Investments
September 30, 2025 (Unaudited)

	Geographic	Acquisition			Percentage of
Private Assets - 120.01%	Region(a)	Date	Cost	Fair Value	Net Assets
Direct Investments/Co-Investments- 2.75%(b)(c)
Apax Vantage Software I L.P.(d)	North America	5/30/2025	$–	$–	–%
CWC Fund I Co-Invest (AlTi) L.P.(e)	North America	3/26/2024	5,201,000	5,973,437	0.16%
Echo Co-Invest L.P.(d)(e)	Europe	5/19/2025	5,000,000	5,007,015	0.14%
Hildred Capital Co-Invest-REBA, LP(d)(e)	North America	1/9/2025	27,497,683	36,687,506	1.01%
HPC GPFS Rise Co-Invest (Cayman) LP(d)(e)	North America	9/4/2025	23,207,172	22,967,038	0.63%
iCapital, Inc. (714,301 shares common stock)(e)(f)	North America	4/14/2025	10,000,000	10,000,000	0.28%
KKR Olympus Co-Invest L.P.(e)	North America	10/18/2022	2,585,212	3,105,135	0.09%
KWOL Co-Invest, L.P.(e)	North America	12/29/2023	10,000,000	16,082,223	0.44%
Total Direct Investments/Co-Investments			$83,491,067	$99,822,354

Primary Investments- 2.55%(b)(c)
Advent Global Tech III-A(d)	North America	7/15/2025	–	–	–%
Advent International GPE XI-C(d)	North America	6/20/2025	–	–	–%
Apax XI USD L.P.(d)(e)	North America	5/2/2024	1,433,510	1,538,848	0.04%
Aquiline Financial Services Fund V L.P.(d)	North America	5/22/2024	3,227,147	4,072,484	0.11%
Arlington Capital Partners VI, L.P.(d)(e)	North America	7/27/2023	7,130,451	10,409,265	0.29%
Aurora Equity Partners VII-A L.P.(d)	North America	8/29/2025	–	–	–%
Bain Capital Fund XIV, L.P.(d)	North America	4/1/2025	–	–	–%
BharCap Partners II-B, LP(d)	North America	12/27/2024	1,454,234	1,606,697	0.04%
Bridgepoint Growth II B LP(d)(e)	Europe	11/29/2024	2,093,163	1,709,617	0.05%
Constellation Wealth Capital Fund, L.P.(d)	North America	1/26/2024	7,241,011	8,177,629	0.23%
EQT X (NO.2) USD SCSP(d)	North America	4/9/2024	2,283,900	2,283,003	0.06%
Haveli Investments Software Fund I, L.P.(d)(e)	North America	4/28/2025	5,026,312	5,575,704	0.15%
HFCP XI (Parallel - A), L.P.(d)	North America	12/15/2023	–	–	–%
Hildred Equity Partners III-A LP(d)	North America	10/8/2024	–	–	–%
Hunter Point Capital Investors (Onshore), L.P.(d)	North America	1/29/2024	7,341,962	8,487,199	0.23%
Integrum Capital Partners II L.P.(d)	North America	3/31/2025	–	–	–%
Integrum Capital Partners L.P.(d)	North America	12/2/2022	6,075,014	7,413,129	0.20%
K6 Private Investors, L.P.(d)	North America	7/31/2025	–	–	–%
Kelso Investment Associates XI, L.P.(d)	North America	10/26/2023	4,752,536	5,726,443	0.16%
Kohlberg Investors X, L.P.(d)(e)	North America	9/27/2024	3,363,511	3,826,475	0.11%
Leeds Equity Partners VIII-A, L.P.(d)	North America	9/30/2025	–	–	–%
Levine Leichtman Capital Partners VII, L.P.(d)	North America	12/11/2024	1,967,341	2,164,583	0.06%
Linden Structured Capital Fund II-A LP(d)	North America	7/18/2024	2,231,105	2,565,712	0.07%
Lovell Minnick Equity Partners VI LP(d)	North America	8/13/2024	2,531,312	2,544,875	0.07%
New Mountain Partners VII LP(d)(e)	North America	8/29/2024	2,553,149	3,069,408	0.09%
New Mountain Strategic Equity Fund II, L.P.(d)	North America	7/31/2025	–	–	–%
Nexus Special Situations Fund IV, L.P.(d)	North America	8/29/2025	–	–	–%
PSG VI (Lux) S.C.Sp.(d)	North America	5/22/2025	742,517	724,478	0.02%
SkyKnight Capital Fund IV, L.P.(d)	North America	11/13/2023	2,164,764	2,861,296	0.08%
Thoma Bravo Fund XVI-A, L.P.(d)	North America	10/30/2024	–	–	–%
TPG Growth VI, L.P.(d)	North America	8/7/2025	1,256,228	1,358,966	0.04%
TPG Partners IX, L.P.	North America	1/25/2024	–	–	–%
Trident X US Fund, L.P.(d)	North America	7/12/2024	–	–	–%
Valeas Capital Partners Fund I-A LP(d)	North America	1/31/2024	6,351,418	12,544,611	0.35%
Valeas Capital Partners Fund II-A LP(d)	North America	9/18/2025	–	–	–%
Veritas Capital Fund IX, L.P.(d)(e)	North America	12/17/2024	260,235	30,158	0.00%	(g)
VIP V Feeder S.C.Sp.(d)(e)	Europe	10/16/2024	4,067,011	3,740,497	0.10%
Total Primary Investments			$75,547,831	$92,431,077

Secondary Investments- 114.71%(b)(c)
3i Europartners Vb L.P.	Europe	1/5/2024	4,792	–	–%
Adams Street 2018 Global Fund LP(d)	North America	10/2/2024	195,562	291,338	0.01%
Advanced Technology Ventures VII, L.P.(e)	North America	12/29/2023	263,749	114,469	0.00%	(g)

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2025	5

Ares Private Markets Fund	Consolidated Schedule of Investments
September 30, 2025 (Unaudited)

	Geographic	Acquisition			Percentage of
Private Assets - 120.01% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Secondary Investments- 114.71%(b)(c) (continued)
Advent International GPE VI-A Limited Partnership(e)	North America	3/31/2025	$5,565,367	$6,488,695	0.18%
Advent International GPE VII-E Limited Partnership(d)	North America	3/31/2025	7,934,166	10,017,280	0.28%
Advent Latin American Private Equity Fund VI-D LP(d)	Rest of World	3/31/2025	1,156,054	1,719,670	0.05%
AEA Fund VII, LP(d)(e)	North America	10/2/2024	858,845	1,123,887	0.03%
AEA Investors 2006 Fund L.P.(d)(e)	North America	1/5/2024	–	60,190	0.00%	(g)
AEA Investors V LP(d)(e)	North America	10/2/2024	23,139	29,630	0.00%	(g)
Affinity Asia Pacific Fund III (No. 2) L.P.(d)	Rest of World	12/29/2023	443,468	336,127	0.01%
Algebris NPL Partnership II S.C.S(d)	Europe	3/31/2025	453,019	716,067	0.02%
Alpine Investors VI, L.P.(d)(e)	North America	12/29/2023	35,400,406	53,617,528	1.48%
Altas Partners Holdings II LP(d)	North America	10/2/2024	747,633	1,138,913	0.03%
Alteri Extended Value LP(d)(e)	Europe	12/11/2024	4,469,112	8,940,609	0.25%
Altor Fund II (No. 1) Limited Partnership	Europe	3/31/2025	125,662	105,606	0.00%	(g)
Altor Fund IV (No. 2) AB(d)	Europe	3/31/2025	1,119,379	1,425,756	0.04%
Altor Fund V (No. 1) AB(d)	Europe	3/31/2025	2,180,217	2,883,993	0.08%
Apax Europe VI-A, L.P.(d)(e)	Europe	7/1/2025	6,439,569	7,658,895	0.21%
Apax Europe VII - A, L.P.(d)(e)	Europe	10/2/2023	1,100,480	648,914	0.02%
Apax Europe VII - B, L.P.(d)(e)	Europe	3/31/2025	2,595,392	517,708	0.01%
Apax US VII, L.P.(d)(e)	North America	6/30/2025	437,971	768,275	0.02%
Apax VIII - A, L.P.(d)(e)	North America	3/31/2025	7,604,370	5,456,037	0.15%
Apax VIII - B, L.P.(d)(e)	North America	3/31/2025	6,213,458	4,351,097	0.12%
APH Extended Value Fund H LP(d)(e)	North America	1/30/2025	79,609,652	97,036,114	2.68%
Apollo Credit Opportunity Fund III, L.P.(d)	North America	6/28/2024	2,770	9,176	0.00%	(g)
Apollo Investment Fund IX, L.P.(d)	North America	4/1/2022	3,398,641	4,626,902	0.13%
Apollo Investment Fund VIII, L.P.(d)	North America	12/29/2023	124,438	131,631	0.00%	(g)
Apollo Overseas Partners VIII, L.P.(d)	Europe	3/31/2025	2,030,027	2,079,135	0.06%
Aquiline Financial Services Continuation Fund L.P(d) North America		5/30/2024	13,154,056	23,648,072	0.65%
Aquiline Financial Services Fund L.P.(e)	North America	3/31/2025	3,448,713	4,150,948	0.11%
ARDIAN Expansion Syclef Continuation Fund S.L.P(d)(e)	Europe	12/23/2024	15,747,000	23,487,874	0.65%
Audax Mezzanine Fund III, L.P.	North America	9/29/2023	10,520	20,491	0.00%	(g)
Audax Private Equity Fund III, L.P.(d)	North America	9/29/2023	118,090	145,242	0.00%	(g)
Audax Private Equity Fund, L.P.(e)	North America	1/12/2024	253,674	35,939	0.00%	(g)
Avenue Real Estate Fund L.P.(d)(e)	North America	12/29/2023	2,104,408	1,333,269	0.04%
AXA IM Prime Genesis PE Secondaries Fund(d)	Europe	12/20/2024	175,289,158	230,551,286	6.36%
Bain Capital Beacon Holdings, L.P.(d)(e)	North America	3/24/2025	59,708,152	60,102,244	1.66%
Bain Capital Beacon Roll SPV XI, L.P.(d)(e)	North America	8/31/2025	3,359	481,962	0.01%
Bain Capital Europe Fund IV, L.P.(d)(e)	North America	9/30/2025	6,612,684	6,645,790	0.18%
Bain Capital Europe V, SCSp(d)(e)	North America	9/30/2025	6,641,897	9,155,679	0.25%
Bain Capital Fund VII, L.P.	North America	1/31/2024	1,898,540	2,746,327	0.08%
Bain Capital Fund XI, L.P.(d)(e)	North America	12/31/2024	24,727,253	30,698,876	0.85%
Bain Capital Fund XII, L.P.(d)(e)	North America	12/31/2024	10,474,347	14,699,621	0.41%
Barley (No.1) Limited Partnership(d)(e)	Europe	6/18/2024	1,056,711	1,043,781	0.03%
BC European Capital IX - 2 LP(d)	Europe	9/30/2025	14,207,631	21,851,655	0.60%
BC European Capital X - 2 LP(d)(e)	Europe	9/30/2025	15,089,127	18,445,566	0.51%
BC Partners Galileo (2) L.P.(d)(e)	Europe	9/30/2025	7,358,860	10,554,235	0.29%
Berkshire Fund VI, L.P.(d)(e)	North America	12/29/2023	1,394,410	2,072,730	0.06%
Berkshire Fund VII, L.P.(d)(e)	North America	12/29/2023	988,352	1,278,520	0.04%
BF Garden Corporate Tax Credit Fund XII L.P.(e)	North America	1/12/2024	–	203,616	0.01%
Blackstone Capital Partners IV L.P.(d)(e)	North America	12/29/2023	19	93,213	0.00%	(g)
Blackstone Capital Partners V L.P.(d)(e)	North America	12/29/2023	8,543	167,180	0.00%	(g)
Blackstone Capital Partners VI, L.P.(d)	North America	12/31/2024	37,086,492	50,990,388	1.41%
Blackstone Capital Partners VII L.P.(d)	North America	12/31/2024	3,522,670	3,844,209	0.11%

See Notes to Consolidated Financial Statements.

6	www.areswms.com

Ares Private Markets Fund	Consolidated Schedule of Investments
September 30, 2025 (Unaudited)

	Geographic	Acquisition			Percentage of
Private Assets - 120.01% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Secondary Investments- 114.71%(b)(c) (continued)
Blackstone Capital Partners VIII, L.P.(d)	North America	10/4/2024	$9,702,956	$11,416,062	0.32%
Blackstone Communications Partners I L.P.(d)(e)	North America	12/29/2023	–	9,110	0.00%	(g)
Blackstone Infrastructure Partners IRH-G L.P.(e)	North America	12/15/2023	20,377,761	23,312,851	0.64%
Blackstone Real Estate Partners Europe III, L.P.(d)(e)	North America	12/29/2023	1,873,345	1,986,217	0.06%
Blackstone Real Estate Partners VI, LP(d)	North America	12/29/2023	–	20,936	0.00%	(g)
Blue Owl GP Stakes V US Investors LP(d)	North America	11/29/2024	40,839,370	51,708,721	1.43%
Boston Millennia Partners II Limited Partnership(e)	North America	12/29/2023	62,919	–	–%
Bridgepoint Credit Opportunities II, L.P.(d)(e)	Europe	6/28/2024	278,515	285,635	0.01%
Bridgepoint Europe IV A(d)	Europe	10/8/2024	987,986	1,013,369	0.03%
Bridgepoint Europe IV E(d)	Europe	10/8/2024	65,850	67,539	0.00%	(g)
Bridgepoint Europe VI 'E' LP(d)(e)	Europe	9/30/2025	6,007,194	9,441,736	0.26%
BSP Solstice Investors L.P. (AD)(d)	North America	4/1/2024	190,453,826	246,515,131	6.80%
BSP Solstice Investors L.P. (BCE)(d)	North America	4/1/2024	192,945,572	261,112,704	7.20%
BSP Summer Investors (PMF) L.P.(d)	North America	8/31/2023	8,331,328	11,167,334	0.31%
BSP Summer Investors L.P.(d)	North America	8/31/2023	8,331,329	11,167,339	0.31%
Canterbury Consulting PC Fund I (A), LP(d)	North America	9/30/2024	1,278,714	1,814,787	0.05%
Canterbury Consulting PC Fund II (A), L.P.(d)(e)	North America	9/30/2024	167,332	189,053	0.01%
Canterbury Consulting PC Fund II (B), LP(d)(e)	North America	9/30/2024	862,286	721,502	0.02%
Canterbury Consulting SPFS Fund VIII (Onshore)(d)	North America	9/30/2024	587,645	763,651	0.02%
CapVest Strategic Opportunities 3 SCSP	Europe	8/3/2022	–	–	–%
Carlyle Europe Partners II, L.P.(d)(e)	Europe	1/5/2024	–	69,179	0.00%	(g)
Carlyle Europe Partners III, L.P.(d)(e)	Europe	4/12/2024	94,745	106,440	0.00%	(g)
Carlyle Europe Partners IV, L.P. (USD)(d)	Europe	3/31/2025	1,993,910	1,675,496	0.05%
Carlyle Partners V, L.P.(d)(e)	North America	4/12/2024	474,588	931,186	0.03%
Carlyle Partners VI, L.P.(d)	North America	3/31/2025	3,652,928	3,438,039	0.10%
Carlyle Partners VII, L.P(d)	North America	10/31/2024	2,547,534	3,290,561	0.09%
Carlyle Partners VII, L.P.(d)	North America	3/31/2025	5,424,658	5,469,454	0.15%
Carlyle Partners VIII, L.P.(d)	North America	9/29/2023	5,175,997	6,542,345	0.18%
Catterton Partners VII, L.P.(d)(e)	North America	3/31/2025	10,805,363	11,952,228	0.33%
CD&R Fund VIII Wilsonart-A, L.P.(e)	North America	12/29/2023	–	44,059	0.00%	(g)
CD&R Value Building Partners I, L.P.	North America	9/30/2023	89,962	212,820	0.01%
Centerbridge Capital Partners III, L.P.(d)	North America	3/31/2025	3,197,737	2,994,154	0.08%
Centerbridge Capital Partners, L.P.(e)	North America	4/5/2024	134,580	–	–%
Cerberus Institutional Partners, L.P. (Series Four)(d)(e)	North America	10/10/2023	15,679	9,236	0.00%	(g)
CF24XB SCSp(d)(e)	Europe	3/26/2025	40,000,000	57,839,105	1.60%
Charlesbank Equity Fund IX, L.P.(d)(e)	North America	6/30/2025	39,066,844	38,574,939	1.06%
Charlesbank Equity Fund VI, Limited Partnership(d)(e)	North America	6/30/2025	3,360,145	4,274,002	0.12%
Charlesbank Equity Fund VII, L.P.(d)(e)	North America	6/30/2025	156,211	77,672	0.00%	(g)
Charlesbank Equity Fund VIII, L.P.(d)(e)	North America	6/30/2025	34,134,200	34,248,285	0.94%
Charlesbank Equity Fund X, L.P.(d)	North America	6/30/2025	15,959,717	18,959,425	0.52%
Charterhouse Capital Partners X, L.P.(d)	Europe	3/31/2025	3,489,045	4,432,672	0.12%
Cinven Strategic Fund 2 (NO.1) Limited Partnership(d)	Europe	6/30/2025	–	–	–%
Clarity Partners, L.P.(e)	North America	3/28/2024	–	–	–%
Clayton, Dubilier & Rice Fund IX (Credit), L.P.(e)	North America	9/30/2023	2,893	11,467	0.00%	(g)
Clayton, Dubilier & Rice Fund IX, L.P.(d)	North America	9/30/2025	8,921,851	11,451,613	0.32%
Clayton, Dubilier & Rice Fund VIII, L.P.(d)(e)	North America	12/29/2023	–	31,878	0.00%	(g)
Clayton, Dubilier & Rice Fund X, L.P.(d)	North America	3/31/2025	4,149,467	4,742,272	0.13%
Clayton, Dubilier & Rice Fund XI, L.P.(d)(e)	North America	3/31/2025	5,454,780	6,376,244	0.18%
Comvest Capital II, L.P.(d)(e)	North America	1/5/2024	–	66,514	0.00%	(g)
CPE Private Equity L.P.(e)	Europe	3/28/2024	–	11,197	0.00%	(g)
Crescent Special Situations Fund (Investor Group), L.P.(d)(e)	North America	12/29/2023	73,433	117,614	0.00%	(g)

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2025	7

Ares Private Markets Fund	Consolidated Schedule of Investments
September 30, 2025 (Unaudited)

	Geographic	Acquisition			Percentage of
Private Assets - 120.01% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Secondary Investments- 114.71%(b)(c) (continued)
Crestview Partners II, L.P.(d)	North America	1/15/2024	$937,445	$3,172,575	0.09%
Crestview Partners, L.P.(d)(e)	North America	1/5/2024	1,085,714	1,241,343	0.03%
CVC Capital Partners Asia Pacific III, L.P.(d)(e)	Europe	12/29/2023	62,223	95,469	0.00%	(g)
CVC Capital Partners VI (B) L.P.(d)(e)	Europe	9/30/2025	50,501,062	49,672,790	1.37%
CVC Capital Partners VII (A) L.P(d)	Europe	10/23/2024	3,183,931	4,358,276	0.12%
CVC Capital Partners VII (A) L.P.(d)	Europe	9/30/2025	6,149,539	7,145,083	0.20%
CVC European Equity Partners III L.P.(d)	Europe	12/29/2023	93,904	219,236	0.01%
CVC European Equity Partners IV, L.P.(d)(e)	Europe	12/29/2023	47,803	57,680	0.00%	(g)
CVC European Equity Partners V (C) L.P.(d)(e)	Europe	12/29/2023	940,324	1,134,645	0.03%
Darwin Private Equity I LP(d)(e)	Europe	3/28/2024	113,528	133,352	0.00%	(g)
DFW Capital Partners V, L.P.(d)	North America	4/1/2022	10,867,732	11,769,400	0.32%
EnCap Energy Capital Fund IX-D, L.P.	North America	9/29/2023	14,351	43,931	0.00%	(g)
Energy Capital Partners Mezzanine Opportunities Fund, L.P.(d)(e)	North America	1/5/2024	491,908	503,256	0.01%
Essex Woodlands Health Ventures Fund VI, L.P.(e)	North America	12/29/2023	1,042,535	282,095	0.01%
Essex Woodlands Health Ventures Fund VII, L.P.	North America	12/29/2023	139,431	135,049	0.00%	(g)
Exponent Private Equity Partners, L.P.(d)(e)	Europe	3/28/2024	29,339	41,465	0.00%	(g)
Financial Technology Ventures II (Q), L.P.(e)	North America	12/29/2023	16,536	35,714	0.00%	(g)
FinEquity Holdings, LLC (13 shares class A common interests)(e)(f)	North America	12/13/2024	97,218,099	111,282,805	3.07%
First Reserve Fund XI, L.P.(e)	North America	10/10/2023	239	–	–%
Foundry Venture Capital 2007, L.P.(d)(e)	North America	3/28/2024	246,225	78,434	0.00%	(g)
Framework Ventures III L.P.(e)	North America	10/2/2024	856,746	855,794	0.02%
FTVentures III, L.P.(d)(e)	North America	12/29/2023	1,284,795	1,339,255	0.04%
FUSE Venture Partners Alpha I, LP(d)(e)	North America	9/30/2024	333,740	456,474	0.01%
GenNx360 Capital Partners, L.P.(e)	North America	12/29/2023	44,709	–	–%
Green Equity Investors CF IV J, L.P.(d)(e)	North America	5/29/2025	161,180	–	–%
Green Equity Investors CF IV-C, L.P.(d)(e)	North America	4/15/2025	44,866,834	46,672,938	1.29%
Green Equity Investors Side CF III-C, L.P.(d)	North America	12/4/2023	16,861,686	27,856,801	0.77%
Green Equity Investors V(d)(e)	North America	4/5/2024	253,340	29,660	0.00%	(g)
Gryphon Partners 3.5, L.P.(d)(e)	North America	9/29/2023	51,558	26,418	0.00%	(g)
Gryphon Partners IV, L.P.(d)(e)	North America	9/29/2023	149,572	280,758	0.01%
Hamilton Lane Co-Investment Fund II, L.P.(d)(e)	North America	9/29/2023	103,161	233,300	0.01%
Hancock Park Capital III(e)	North America	7/3/2024	1,211,757	1,488,419	0.04%
HCI Equity Partners EV I, L.P.(d)(e)	North America	9/9/2024	16,820,649	20,368,832	0.56%
Hellman & Friedman Capital Partners IX, L.P.(d)	North America	12/31/2024	126,543,588	162,003,274	4.47%
Hellman & Friedman Capital Partners VII, L.P.(d)(e)	North America	6/30/2025	3,037,977	3,500,238	0.10%
Hellman & Friedman Capital Partners VIII, L.P.(d)	North America	12/31/2024	89,814,645	98,065,483	2.70%
Hellman & Friedman Capital Partners X, L.P.(d)	North America	12/31/2024	87,108,823	88,481,932	2.44%
HgCapital 8 A L.P.(d)(e)	North America	9/30/2025	11,667,335	11,276,088	0.31%
Hildred Perennial Partners I, L.P.(d)(e)	North America	12/22/2023	23,970,986	35,214,332	0.97%
HKW Capital Partners V, L.P.(d)	North America	9/30/2024	1,017,039	1,500,705	0.04%
Industri Kapital 2007 Limited Partnership II	Europe	4/12/2024	13,319	30,816	0.00%	(g)
Insight Partners Coinvestment Fund II(e)	North America	3/31/2025	17,274,288	18,106,360	0.50%
Insight Partners Coinvestment Fund III(d)(e)	North America	9/30/2023	40,679	103,987	0.00%	(g)
Insight Partners Continuation Fund (Cayman), L.P.(d)(e)	North America	3/31/2025	4,596,239	4,361,705	0.12%
Insight Partners Continuation Fund II, L.P.(d)(e)	North America	3/31/2023	20,512,168	29,781,354	0.82%
Insight Venture Partners VII, L.P.(d)(e)	North America	3/31/2025	19,822,290	19,956,640	0.55%
Insight Venture Partners VIII, L.P.(d)(e)	North America	3/31/2025	15,945,876	19,441,964	0.54%
Janus TopCo Limited(d)(e)	North America	9/23/2025	212,212,705	208,286,858	5.74%
Kayne Anderson Energy Fund VI, L.P.	North America	10/3/2023	1,014	2,100	0.00%	(g)
Kelso Investment Associates IX, L.P.(d)(e)	North America	9/30/2025	17,030,492	14,875,798	0.41%
Kelso Investment Associates VII, L.P.(e)	North America	9/29/2023	1,520	1,976	0.00%	(g)
Kelso Investment Associates VIII, L.P.(d)(e)	North America	12/29/2023	539,371	121,059	0.00%	(g)

See Notes to Consolidated Financial Statements.

8	www.areswms.com

Ares Private Markets Fund	Consolidated Schedule of Investments
September 30, 2025 (Unaudited)

	Geographic	Acquisition			Percentage of
Private Assets - 120.01% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Secondary Investments- 114.71%(b)(c) (continued)
KKR Americas Fund XII (EEA), L.P.(d)	North America	4/1/2022	$4,584,631	$6,147,706	0.17%
KKR Americas Fund XII L.P.(d)	North America	9/25/2025	332,428	632,903	0.02%
KKR Indigo Equity Partners A L.P.(e)	North America	6/8/2022	886,294	1,109,084	0.03%
KKR Indigo Equity Partners B L.P.(e)	North America	6/8/2022	12,543,991	15,303,316	0.42%
KKR North America Fund XI, L.P.(e)	North America	9/30/2025	27,067,369	35,994,938	0.99%
KRG Capital Fund IV, L.P.(d)(e)	North America	3/28/2024	731,219	772,230	0.02%
Levine Leichtman Capital Partners IV, L.P.(d)(e)	North America	3/28/2024	693,493	516,324	0.01%
Linden Opportunities Fund L.P.(d)(e)	North America	9/1/2022	8,530,378	9,713,798	0.27%
Lindsay Goldberg - Attain L.P.(d)(e)	North America	12/2/2024	31,548,548	40,253,652	1.11%
Livingbridge 6 L.P.(d)(e)	Europe	4/1/2022	14,271,168	16,892,861	0.47%
Livingbridge Enterprise 2 L.P.(d)(e)	Europe	4/1/2022	4,450,971	2,485,208	0.07%
LLCP LMM Acquisition Fund, L.P.(d)	North America	11/20/2024	14,151,120	17,430,276	0.48%
Lorient Peregrine Investment, L.P.(e)	North America	11/25/2022	10,066,631	9,995,118	0.28%
Madison Dearborn Capital Partners VII, L.P.(d)	North America	4/1/2022	5,919,822	7,504,665	0.21%
Medley Opportunity Fund II L.P.(d)(e)	North America	12/29/2023	–	6,291	0.00%	(g)
Melody Capital Partners Onshore Credit Fund, L.P.(e)	North America	12/29/2023	1,786,948	1,445,314	0.04%
MHR Institutional Partners II- A, L.P.(e)	North America	1/12/2024	2,868,663	5,511,316	0.15%
MHR Institutional Partners III, L.P.(d)(e)	North America	1/2/2025	4,160,487	5,440,497	0.15%
Mill Road Capital III, L.P.(d)(e)	North America	7/3/2024	4,304,830	5,406,683	0.15%
Mill Road Capital, L.P.(d)(e)	North America	7/3/2024	2,615,873	893,953	0.03%
Mithras Capital Fund L.P.(e)	Europe	9/29/2023	22,280	–	–%
Mohr Davidow Ventures VIII, L.P.	North America	10/2/2023	–	37,068	0.00%	(g)
Montagu V (US) L.P.(d)(e)	Europe	3/31/2025	10,202,203	13,146,171	0.36%
Montagu V L.P.(d)(e)	Europe	3/31/2025	5,754,017	6,177,560	0.17%
Montagu VII (B) SCSp(d)(e)	Europe	8/31/2025	–	–	–%
Nautic Partners V, LP(d)(e)	North America	7/19/2024	452,226	4,275	0.00%	(g)
Nautic Partners VI, L.P.(d)(e)	North America	7/19/2024	12,040	37,066	0.00%	(g)
NCP Fund I, LP(d)(e)	North America	6/30/2025	7,810,308	9,000,000	0.25%
NCP Fund II-A, LP(d)	North America	6/30/2025	6,018,316	6,800,000	0.19%
New Form Capital II, L.P.(d)(e)	North America	10/2/2024	297,936	509,577	0.01%
New Leaf Ventures I, L.P.(e)	North America	9/29/2023	9,657	15,146	0.00%	(g)
New Mountain Partners III, L.P.(d)(e)	North America	3/31/2025	2,438,888	2,986,675	0.08%
New Mountain Partners IV, L.P.(d)	North America	10/8/2024	7,104,309	6,735,320	0.19%
New Mountain Partners V, L.P.(d)	North America	3/31/2023	6,041,251	7,167,996	0.20%
New Mountain SRC Continuation Fund, L.P.(d)(e)	North America	4/8/2025	57,474,470	61,950,374	1.71%
NewVest PE50 2024 (Cayman), LP(d)	North America	12/16/2024	14,315,294	11,178,501	0.31%
Nordic Capital VIII Alpha, L.P.(d)	Europe	3/31/2025	1,376,491	2,180,455	0.06%
North Haven Capital Partners W50 CV L.P.(d)(e)	North America	3/21/2024	12,503,700	14,030,641	0.39%
North Texas Opportunity Fund, L.P.(e)	North America	3/28/2024	104,830	–	–%
Oak Hill Digital Opportunities Partners(d)(e)	North America	10/23/2024	3,194,385	3,917,602	0.11%
Oaktree Opportunities Fund IX (Cayman), L.P.	North America	3/31/2025	3,306,103	3,847,881	0.11%
One Equity Partners VI, L.P.(d)(e)	North America	9/30/2025	33,371,544	40,081,698	1.11%
One Equity Partners VII, L.P.(d)(e)	North America	9/30/2025	26,724,295	27,406,125	0.76%
Onex Opportunities Partners Fund LP(d)	North America	1/31/2025	–	–	–%
Onex Partners III LP(d)	North America	3/31/2025	7,970,145	10,743,347	0.30%
Onex Partners IV, LP(d)(e)	North America	3/31/2025	21,355,922	22,650,139	0.62%
Onex Partners Opportunity Fund LP(d)(e)	North America	5/31/2025	–	53,087	0.00%	(g)
Onex Partners V LP(d)(e)	North America	3/31/2025	3,878,661	6,116,771	0.17%
Pacific Equity Partners Fund IV, L.P.(d)(e)	Rest of World	12/29/2023	2,278	154,641	0.00%	(g)
Pacific Equity Partners Supplementary Fund IV, L.P.(d)(e)	Rest of World	6/30/2022	761	68,724	0.00%	(g)
Paddington Partners, L.P.(d)(e)	North America	1/10/2024	37,060,841	44,943,409	1.24%
PAI Strategic Partnerships II SCSp(d)(e)	Europe	9/23/2025	28,102,151	27,624,541	0.76%
Permira IV L.P.2	Europe	3/31/2025	9,393,333	11,876,112	0.33%

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2025	9

Ares Private Markets Fund	Consolidated Schedule of Investments
September 30, 2025 (Unaudited)

	Geographic	Acquisition			Percentage of
Private Assets - 120.01% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Secondary Investments- 114.71%(b)(c) (continued)
Permira V G.P. L.P.(d)	Europe	9/30/2025	$4,344,439	$6,493,555	0.18%
Permira VI L.P.1(d)(e)	Europe	9/30/2025	4,488,278	6,153,124	0.17%
Permira VII L.P. 1(d)	Europe	10/8/2024	1,924,287	2,624,927	0.07%
Platinum Equity Capital Partners I(d)(e)	North America	12/29/2023	33,984	461,313	0.01%
Platinum Equity Capital Partners IV, L.P.(d)	North America	6/30/2022	23,470,084	21,890,452	0.60%
Polaris Venture Partners IV, L.P.(d)(e)	North America	12/29/2023	208,730	99,768	0.00%	(g)
Polaris Venture Partners V, L.P.(d)(e)	North America	10/3/2023	704,594	881,110	0.02%
Primus Pacific Partners 1 L.P.(e)	Rest of World	3/28/2024	3,602,071	1,939,510	0.05%
Private Equity Access Fund I, LLC(e)	North America	6/28/2024	24,508	–	–%
Project Equity Company I (Mauritius) Limited(d)(e)	North America	6/28/2024	57,202	103,666	0.00%	(g)
Providence Equity Partners (Midsummer) L.P.(d)(e)	Europe	9/30/2025	7,013,097	9,557,427	0.26%
Providence Equity Partners (Unity) S.C.Sp(d)	Europe	5/31/2024	1,669,772	5,717,301	0.16%
Providence Equity Partners V L.P.(e)	North America	12/29/2023	4,379	–	–%
Providence Equity Partners VI L.P.(d)(e)	North America	9/30/2023	251,522	88,907	0.00%	(g)
Providence Equity Partners VII, L.P.(d)(e)	North America	9/30/2025	5,752,116	8,725,366	0.24%
Providence Equity Partners VII-A L.P.(d)	North America	3/31/2025	15,782,958	16,790,533	0.46%
Providence Equity Partners VIII, L.P.(d)	North America	3/31/2025	43,092,661	54,653,155	1.51%
Purple Garden Invest (D) AB(d)(e)	Europe	9/30/2025	11,865,306	13,750,899	0.38%
Rader Reinfrank Investors, L.P.(e)	North America	3/28/2024	15,258	–	–%
Red Garden Invest (D) AB(d)(e)	Europe	9/30/2025	15,719,787	18,274,714	0.50%
Redmile BioPharma Investments III, LP(d)	North America	9/30/2024	367,033	439,950	0.01%
RiverRock European Opportunities Fund, L.P.(e)	Europe	6/28/2024	246,424	57,866	0.00%	(g)
RREF IV Debt Direct Domestic Investors, LP(d)	North America	9/30/2024	458,735	723,496	0.02%
Rubicon Continuation Fund L.P.(d)(e)	North America	11/12/2024	35,879,475	44,511,196	1.23%
Sandler Capital Partners V, L.P.(e)	North America	12/29/2023	1,036,693	1,210,012	0.03%
Searchlight Capital III, L.P.(d)	North America	9/30/2024	789,021	1,253,715	0.03%
SFW Capital Partners Fund, L.P.(e)	North America	4/24/2024	467	–	–%
Signal Peak Ventures III, L.P.(e)	North America	3/31/2025	1,247,468	1,776,293	0.05%
Silver Cup Holdings V, L.P.(d)(e)	North America	9/30/2023	756,866	1,176,501	0.03%
Silver Lake Partners III, LP(d)	North America	1/2/2025	70,426	143,567	0.00%	(g)
Silver Lake Partners IV, L.P.(d)	North America	3/31/2025	39,526,958	68,483,134	1.89%
Silver Lake Partners V, LP(d)	North America	6/30/2025	20,427,754	28,961,556	0.80%
Silver Lake Partners VI, L.P.(d)	North America	6/30/2025	17,189,435	29,411,568	0.81%
Silver Lake Partners VII, L.P.(d)(e)	North America	6/30/2025	7,679,706	12,526,878	0.35%
Sixth Street Opportunities Partners III, L.P.(d)	North America	10/12/2023	18,080	30,445	0.00%	(g)
SkyKnight Capital II CV A, L.P.(d)	North America	10/30/2024	877	1,071	0.00%	(g)
SkyKnight Capital II CV B, L.P.(d)	North America	10/30/2024	95,098,543	116,166,412	3.20%
SkyKnight TG Holdings, L.P.(d)	North America	7/21/2025	14,776,016	14,776,016	0.41%
SL SPV-2, L.P.	North America	1/2/2025	961,703	15,507,447	0.43%
Snow Phipps Group, L.P.(d)	North America	1/5/2024	2,027,418	3,886,519	0.11%
South Florida Motorsports LLC (13 shares class A common interests)(e)(f)	North America	12/13/2024	2,841,782	2,849,028	0.08%
Starwood Global Opportunity Fund VII-B, L.P.(e)	North America	3/28/2024	358,814	483,507	0.01%
StepStone International Investors III, L.P.	Europe	4/5/2024	5,642	–	–%
Strategic Value SH 130-A, L.P.(e)	North America	12/13/2024	21,021,059	23,255,007	0.64%
Summit Partners Credit Fund II, L.P.(d)	North America	3/28/2024	1,929,848	1,261,420	0.04%
Summit Partners Private Equity Fund VII-A, L.P.(e)	North America	10/3/2023	85,311	53,228	0.00%	(g)
Sycamore Partners III-A, L.P.(d)	North America	12/29/2023	37,716,979	48,503,906	1.34%
TCW/Crescent Mezzanine Partners VB, L.P.(e)	North America	10/10/2023	308	–	–%
TH Lee Putnam Ventures Liquidation Trust(e)	North America	3/28/2024	43,907	25,849	0.00%	(g)
The Fifth Cinven Fund(e)	Europe	6/30/2025	8,970,450	11,871,792	0.33%
The Fourth Cinven Fund(e)	Europe	6/30/2025	22,491	61,226	0.00%	(g)
The Seventh Cinven Fund(d)	Europe	6/30/2025	19,651,259	24,949,172	0.69%
The Sixth Cinven Fund(d)	Europe	6/30/2025	14,980,475	17,463,806	0.48%
The Third Cinven Fund Trust(e)	Europe	6/30/2025	392,119	719,291	0.02%

See Notes to Consolidated Financial Statements.

10	www.areswms.com

Ares Private Markets Fund	Consolidated Schedule of Investments
September 30, 2025 (Unaudited)

	Geographic	Acquisition			Percentage of
Private Assets - 120.01% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Secondary Investments- 114.71%(b)(c) (continued)
The Veritas Capital Fund V, L.P(d)	North America	9/30/2024	$5,414,012	$4,881,704	0.13%
THL Fund IX Investors (Star II), L.P.(e)	North America	9/29/2023	997,687	1,250,178	0.03%
Thoma Bravo Fund XI-A, L.P.(d)	North America	3/31/2025	6,016,963	7,729,561	0.21%
Thoma Bravo Special Opportunities Fund II-A, L.P.(d)	North America	3/31/2025	8,573,961	11,103,098	0.31%
Thomas H. Lee Equity Fund VII, L.P.(d)(e)	North America	9/29/2023	215,483	222,480	0.01%
Thomas H. Lee Parallel (Cayman) Fund VII, L.P.(d)(e)	North America	9/30/2024	2,822,713	4,209,607	0.12%
Thomas H. Lee Parallel Fund VIII, L.P.(d)	North America	3/31/2025	3,461,164	4,142,700	0.11%
Thomas Weisel India Opportunity Fund, L.P.(d)(e)	North America	1/12/2024	999,444	845,815	0.02%
Towerbrook TMX Continuation Fund, L.P.(d)	North America	6/13/2023	10,193,402	16,429,914	0.45%
TPG Asia V, L.P.(d)(e)	North America	12/29/2023	242,274	863,272	0.02%
TPG Healthcare Partners, L.P.(d)(e)	North America	9/30/2023	2,922,609	3,827,609	0.11%
TPG Partners IV, L.P.(d)(e)	North America	6/30/2025	29,744	98,925	0.00%	(g)
TPG Partners IX, L.P.(d)	North America	9/15/2025	3,529,246	4,436,819	0.12%
TPG Partners VI, L.P.(d)	North America	9/30/2025	2,851,174	3,780,248	0.10%
TPG Partners VII, L.P.(d)	North America	9/30/2025	4,105,737	4,256,350	0.12%
TPG Partners VIII, L.P.(d)	North America	12/29/2023	23,321,891	31,968,694	0.88%
TPG Star, L.P.(e)	North America	9/30/2023	101,522	–	–%
Trident IV, L.P.(e)	North America	10/2/2023	226	–	–%
Trident V, L.P.(d)	North America	3/31/2025	1,427,110	1,947,013	0.05%
Trident VI Parallel Fund, L.P.(d)	North America	3/31/2025	10,060,835	12,725,399	0.35%
Trilantic Capital Partners Prime (North America) L.P.(d)(e)	North America	12/29/2023	4,250,368	7,091,286	0.20%
VantagePoint Venture Partners IV (Q), L.P.(e)	North America	3/28/2024	65,112	72,042	0.00%	(g)
Vector Capital IV, L.P.(d)	North America	3/31/2025	1,504,932	1,872,173	0.05%
Vector Capital Partners VI, L.P.(d)	North America	3/31/2025	–	–	–%
Vector Capital VI, L.P.(d)	North America	4/22/2025	194,520	202,223	0.01%
Vestar Capital Partners VII, L.P.(d)(e)	North America	9/30/2025	22,592,834	23,113,744	0.64%
VIP III Feeder LP(d)	Europe	9/6/2024	17,645,175	22,386,921	0.62%
VIP III LP(d)	Europe	9/24/2024	3,911,467	4,968,346	0.14%
VIP V Feeder S.C.Sp.(d)(e)	Europe	10/16/2024	2,862,910	2,633,065	0.07%
Vista Equity Partners Fund V, L.P.(d)(e)	North America	4/1/2022	21,471,344	18,470,822	0.51%
Vista Equity Partners Fund V-A, L.P.(d)	North America	3/31/2025	6,294,929	7,233,787	0.20%
Vista Equity Partners Fund VI-A, L.P.(d)	North America	3/31/2025	4,790,037	5,579,693	0.15%
Vista Equity Partners Hubble L.P(d)	North America	3/3/2025	1,499,997	1,945,951	0.05%
Vista Foundation Fund IV-A, L.P.(d)(e)	North America	3/31/2025	5,389,168	6,261,899	0.17%
Vistria Agua CV, LP(d)(e)	North America	9/30/2025	13,238,627	17,558,805	0.48%
VPC Fund II, L.P.(d)	North America	1/12/2024	923,961	769,087	0.02%
Warburg Pincus Global Growth, L.P.(d)	North America	12/29/2023	18,675,550	29,384,792	0.81%
Warburg Pincus Jovian GG, L.P.(d)	North America	12/17/2024	1,930,900	3,176,378	0.09%
Warburg Pincus Private Equity X, L.P.(e)	North America	1/2/2025	419,814	252,768	0.01%
Warburg Pincus Private Equity XII, L.P.	North America	12/30/2022	35,277,928	46,358,859	1.28%
WCAS XIII, L.P.(d)(e)	North America	9/30/2025	10,161,850	20,168,429	0.56%
WCP Bridge Fund, L.P.(d)(e)	North America	9/30/2025	–	2,854,646	0.08%
WE Strategic Partners SPE-A, L.P.	North America	3/31/2023	21,324,228	25,449,815	0.70%
Wellspring Capital Partners VI (Onshore), L.P.(d)(e)	North America	9/30/2025	21,362,490	19,707,647	0.54%
WestView Capital Partners III, L.P.(d)(e)	North America	6/30/2025	2,423,623	2,963,277	0.08%
Wind Point Partners VIII-A, L.P.(d)(e)	North America	9/30/2025	7,670,204	6,133,735	0.17%
Z Capital Partners II, L.P.(d)(e)	North America	12/29/2023	19,602,110	15,683,685	0.43%
Total Secondary Investments			$3,427,453,497	$4,160,186,941

Total Private Assets			$3,586,492,395	$4,352,440,372

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2025	11

Ares Private Markets Fund	Consolidated Schedule of Investments
September 30, 2025 (Unaudited)

				Percentage of
Short-Term Investments - 8.27%	Shares	Cost	Fair Value	Net Assets
Money Market Fund - 8.27%
Goldman Sachs Financial Square Government Fund, Institutional Class, 4.03%(h)	299,859,849	299,859,849	299,859,849	8.27%
Total Money Market Fund		299,859,849	299,859,849

Total Short-Term Investments		$299,859,849	$299,859,849

Total Investments - 128.28%		$3,886,352,244	$4,652,300,221
Liabilities in Excess of Other Assets- (28.28%)			(1,025,568,264)
Net Assets - 100.00%			$3,626,731,957

(a)	In the case of Private Assets, geographic region generally refers to where the general partner is headquartered and may be different from where a Private Asset invests or operates.
(b)	The focus of this investment class is on buyout investments.
(c)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. Total fair value of restricted securities amounts to $4,352,440,372, which represents approximately 119.15% of the Fund's net assets as of September 30, 2025.
(d)	Additional capital has been committed but has not been fully funded by the Fund at September 30, 2025. See Note 3 for total unfunded investment commitments.
(e)	Non-income producing security.
(f)	Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 to the consolidated financial statements).
(g)	Rounds to less than 0.005%.
(h)	The rate shown is the annualized 7-day yield as of September 30, 2025.

See Notes to Consolidated Financial Statements.

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Ares Private Markets Fund	Consolidated Statement of Assets and Liabilities
September 30, 2025 (Unaudited)

ASSETS
Private Assets, at fair value (Cost $3,586,492,395)	$4,352,440,372
Short-term investments, at fair value (Cost $299,859,849)	299,859,849
Foreign currency, at value (Cost $83,477,946)	83,632,153
Dividends receivable	1,461,128
Due from Adviser	253,836
Receivable for distributions from Private Assets	166,237
Prepaid expenses and other assets	3,488,419
Total assets	4,741,301,994

LIABILITIES
Due to custodian	274,519,443
Payable for shares repurchased	31,371,709
Administration and fund accounting fees payable	623,869
Administrative reimbursement payable to the Adviser (Note 4)	713,531
Transfer agent fees payable	249,006
Distribution and shareholder servicing fee payable (Note 4)	1,338,371
Advisory fee payable (Note 4)	13,798,697
Incentive fee payable (Note 4)	17,164,121
Interest expense payable	4,693,760
Credit facility fees payable	2,585,559
Credit facility outstanding	750,072,763
Trustees fees and expenses payable	69,432
Deferred tax liabilities	16,862,985
Accrued expenses and other liabilities	506,791
Total liabilities	1,114,570,037
Commitments and contingencies (see Note 13)
NET ASSETS	$3,626,731,957

COMPOSITION OF NET ASSETS
Paid-in capital	$2,941,089,926
Distributable Earnings/(Losses)	685,642,031
NET ASSETS	$3,626,731,957

Net Assets Attributable to:

Class I Shares	$1,634,037,821
Class D Shares	27,885,828
Class A Shares	1,964,808,308
$3,626,731,957
Shares Outstanding:
Class I Shares	42,612,680
Class D Shares	733,527
Class A Shares	52,326,728
95,672,935
Net Asset Value per Share:
Class I Shares	$38.35
Class D Shares	$38.02
Class A Shares	$37.55

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2025	13

Ares Private Markets Fund	Consolidated Statement of Operations
For the Six Months Ended September 30, 2025 (Unaudited)

For the Six
Months Ended
September 30, 2025
(Unaudited)
INVESTMENT INCOME
Dividend Income	$3,923,869
Other Income	563,053
Total investment income	$4,486,922

EXPENSES
Advisory fees (Note 4)	$25,419,791
Administration and fund accounting fees	818,173
Administrative reimbursement to the Adviser (Note 4)	1,491,569
Transfer agent fees	129,424
Distribution and shareholding servicing fee - Class A (Note 4)	7,371,730
Distribution and shareholding servicing fee - Class D (Note 4)	32,407
Professional fees	2,460,301
Custodian fees	93,622
Trustees' fees and expenses	161,209
Interest expense (Note 5)	8,966,176
Incentive fee (Note 4)	30,075,169
Credit facility fees (Note 5)	4,604,948
Other	848,371
Total expenses	82,472,890
Less fees waived by Adviser (Note 4)	(80,357)
Expenses recouped to Adviser (Note 4)	621,014
Net expenses	83,013,547
NET INVESTMENT LOSS	$(78,526,625)

NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) FROM PRIVATE ASSETS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on distributions from Private Assets	68,542,503
Net realized gain from foreign currency transactions	5,324,313
Total net realized gain/(loss) from Private Assets and foreign currency	73,866,816

Net change in unrealized appreciation/(depreciation) on Private Assets	233,188,047
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(25,740,625)
Net change in unrealized appreciation (depreciation), net of deferred taxes	207,447,422
NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON PRIVATE ASSETS AND FOREIGN CURRENCY TRANSACTIONS	281,314,238
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$202,787,613

See Notes to Consolidated Financial Statements.

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Ares Private Markets Fund	Consolidated Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	September 30, 2025	Year Ended
	(Unaudited)	March 31, 2025
OPERATIONS
Net investment loss	$(78,526,625)	$(88,489,538)
Net realized gain/(loss) from Private Assets and foreign currency	73,866,816	39,793,545
Net change in unrealized appreciation (depreciation), net of deferred taxes	207,447,422	381,056,625
Net increase in net assets resulting from operations	202,787,613	332,360,632

DISTRIBUTIONS
Class I	–	(14,590,394)
Class D	–	(325,663)
Class A	–	(17,081,601)
Net decrease in net assets from distributions	–	(31,997,658)

CAPITAL SHARE TRANSACTIONS
Class I
Proceeds from shares issued	396,951,911	505,570,421
Reinvestment of distributions	–	4,939,894
Cost of shares repurchased	(56,767,454)	(72,319,478)
Exchanges	10,161,220	5,882,493
Net increase from capital share transactions	350,345,677	444,073,330
Class D
Proceeds from shares issued	2,996,000	13,040,575
Reinvestment of distributions	–	190,455
Cost of shares repurchased	(916,227)	(794,386)
Exchanges	(2,267,619)	(295,474)
Net increase/(decrease) from capital share transactions	(187,846)	12,141,170
Class A
Proceeds from shares issued	389,440,133	961,396,036
Reinvestment of distributions	–	12,486,620
Cost of shares repurchased	(33,124,500)	(9,217,486)
Exchanges	(7,893,601)	(5,587,019)
Net increase from capital share transactions	348,422,032	959,078,151

Net increase in net assets from capital share transactions	698,579,863	1,415,292,651

NET ASSETS
Beginning of period	2,725,364,481	1,009,708,856
End of period	$3,626,731,957	$2,725,364,481

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2025	15

Ares Private Markets Fund	Consolidated Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	September 30, 2025	Year Ended
	(Unaudited)	March 31, 2025
Fund Share Transactions
Class I
Shares Sold	10,945,976	15,187,850
Reinvestment of distributions	–	146,859
Repurchase of shares	(1,527,497)	(2,087,801)
Exchanges	241,395	173,192
Net increase in shares outstanding	9,659,874	13,420,100
Class D
Shares Sold	83,145	394,717
Reinvestment of distributions	–	5,700
Repurchase of shares	(24,789)	(23,761)
Exchanges	(64,211)	(8,881)
Net increase/(decrease) in shares outstanding	(5,855)	367,775
Class A
Shares Sold	10,956,145	29,324,903
Reinvestment of distributions	–	376,482
Repurchase of shares	(912,989)	(266,867)
Exchanges	(180,966)	(166,792)
Net increase in shares outstanding	9,862,190	29,267,726

See Notes to Consolidated Financial Statements.

16	www.areswms.com

Ares Private Markets Fund	Consolidated Statement of Cash Flows
For the Six Months Ended September 30, 2025 (Unaudited)

For the Six Months
Ended
September 30, 2025
(Unaudited)
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$202,787,611
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of Private Assets	(1,328,128,005)
Distributions received from Private Assets	317,948,757
Net sales of short-term investments	(161,659,031)
Net realized gain on distributions from Private Assets	(68,542,503)
Net change in unrealized appreciation/(depreciation) on Private Assets	(233,188,047)
(Increase)/Decrease in Assets:
Dividends receivable	(569,374)
Due from Adviser	74,498
Prepaid expenses and other assets	(1,563,912)
Increase/(Decrease) in Liabilities:
Advisory fees payable	4,477,144
Administration and fund accounting fees payable	215,021
Transfer agent fees payable	124,426
Distribution and shareholding servicing fee payable	274,585
Trustees fees and expenses payable	(11,318)
Administrative fee reimbursement payable to Adviser	220,726
Interest expense payable	3,428,078
Credit facility fees payable	(613,514)
Incentive fee payable	1,920,512
Accrued expenses and other liabilities	(690,063)
Net cash used in operating activities	(1,263,494,449)

Cash Flows from Financing Activities:
Borrowings on credit facility	630,995,847
Payments on credit facility	(181,000,000)
Proceeds from shares issued (net of receivable for shares sold)	789,439,963
Payments for shares repurchased	(99,819,563)
Due to custodian	175,750,008
Net cash provided by financing activities	1,315,366,255

Net change in cash, cash equivalents & foreign currency	$51,871,846
Cash, cash equivalents, & foreign currency, beginning of period	$31,760,307
Cash, cash equivalents, & foreign currency, end of period	$83,632,153

Supplemental disclosure of non-cash operating and financing activities:
Cash paid during the period for interest expense	$5,538,098

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2025	17

Ares Private Markets Fund - Class I	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

							For the Period
	For the Six Months						April 1, 2022
	Ended						(Commencement
	September 30,		For the Year Ended		For the Year Ended		of operations) to
	2025 (Unaudited)		March 31, 2025		March 31, 2024		March 31, 2023
NET ASSET VALUE, BEGINNING OF PERIOD	$36.12		$30.57		$26.93		$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(0.83)		(1.44)		(1.18)		(0.32)
Net realized and unrealized gain on investments	3.06		7.50		5.67		2.61
Total income from investment operations	2.23		6.06		4.49		2.29

DISTRIBUTIONS
From net investment income	–		–		–		–
From net realized gain on investments	–		(0.51)		(0.87)		(0.36)
Total distributions	–		(0.51)		(0.87)		(0.36)

Impact from Adviser contribution	–		–		0.02		–

NET ASSET VALUE, END OF PERIOD	$38.35		$36.12		$30.57		$26.93

TOTAL RETURN(b)	6.17%		19.95%		17.10	%(c)	9.27%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$1,634,038		$1,190,121		$597,825		$313,698

RATIOS TO AVERAGE NET ASSETS
Ratio of gross expenses to average net assets(d)(e)	4.73	%(f)	4.85%		5.60%		4.66	%(g)
Ratio of expense waiver/reimbursements to average net assets(e)	(0.00	%)(f)	(0.11%)		(0.59%)		(2.66	%)(g)
Ratio of net expenses to average net assets(d)(e)	4.73	%(f)	4.74	%(h)	5.01%		(2.00	%)(g)
Net investment loss (e)	(4.45	%)(f)	(4.16%)		(4.11%)		(1.26	%)(g)

SENIOR SECURITIES
Total borrowings, end of period (000’s)(i)	$750,073		$300,077		$–		$ N/A(j)
Asset coverage, end of period per $1,000(k)	$5,839		$10,097		$–		$ N/A(j)

PORTFOLIO TURNOVER RATE	0%		0%		0%		0%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns for periods of less than one year are not annualized.
(c)	The impact of the Adviser's contribution on Total Return at NAV was 0.08%
(d)	If Incentive Fees had been excluded, the expense ratios would have decreased by 1.89%, 2.20%, 2.35% and 1.40%, for the period ended September 30, 2025, for the years ended March 31, 2025, March 31, 2024 and the period from April 1, 2022 through March 31, 2023, respectively.
(e)	The ratios do not include investment income or expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests.
(f)	Annualized.
(g)	Organizational, offering expenses and Incentive Fees are not annualized.
(h)	The Adviser has entered into an Expense Limitation Agreement with the Fund for a one-year term ending as defined in the Expense Limitation Agreement (Note 4) to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to the Consolidated Financial Statements. This amount includes expenses incurred by the Fund for recoupment to the Adviser for expenses previously waived. Had the Fund not incurred such expenses, the annualized ratio of net expenses to average net assets would have been 4.74% for the year ended March 31, 2025.
(i)	Total amount of each class of senior securities outstanding at principal value at the end of the year presented.

See Notes to Consolidated Financial Statements.

18	www.areswms.com

Ares Private Markets Fund - Class I	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

(j)	For the period ended March 31, 2023, the Fund did not issue any senior securities.
(k)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2025	19

Ares Private Markets Fund - Class D	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

							For the Period
	For the Six Months						September 1, 2022
	Ended						(Commencement
	September 30,		For the Year Ended		For the Year Ended		of operations) to
	2025 (Unaudited)		March 31, 2025		March 31, 2024		March 31, 2023
NET ASSET VALUE, BEGINNING OF PERIOD	$35.85		$30.45		$26.87		$25.14

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(0.84)		(1.50)		(1.36)		(0.56)
Net realized and unrealized gain on investments	3.01		7.41		5.75		2.65
Total income from investment operations	2.17		5.91		4.39		2.09

DISTRIBUTIONS
From net investment income	–		–		–		–
From net realized gain on investments	–		(0.51)		(0.87)		(0.36)
Total distributions	–		(0.51)		(0.87)		(0.36)

Impact from Adviser contribution	–		–		0.06		–

NET ASSET VALUE, END OF PERIOD	$38.02		$35.85		$30.45		$26.87

TOTAL RETURN(b)	6.05%		19.53%		16.92	%(c)	8.45%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$27,886		$26,507		$11,317		$1,631

RATIOS TO AVERAGE NET ASSETS
Ratio of gross expenses to average net assets(d)(e)	4.92	%(f)	5.03%		6.18%		4.12	%(f)(g)
Ratio of expense waiver/reimbursements to average net assets(e)	(0.00	%)(f)	(0.10%)		(0.54%)		(1.49	%)(f)(g)
Ratio of net expenses to average net assets(d)(e)	4.92	%(f)	4.93	%(h)	5.64%		2.63	%(f)(g)
Net investment loss (e)	(4.64	%)(f)	(4.34%)		(4.71%)		(2.16	%)(f)(g)

SENIOR SECURITIES
Total borrowings, end of period (000’s)(i)	$750,073		$300,077		$–		$ N/A(j)
Asset coverage, end of period per $1,000(k)	$5,839		$10,097		$–		$ N/A(j)

PORTFOLIO TURNOVER RATE	0%		0%		0%		0%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns for periods of less than one year are not annualized.
(c)	The impact of the Adviser's contribution on Total Return at NAV was 0.08%
(d)	If Incentive Fees had been excluded, the expense ratios would have decreased by 1.83%, 2.14%, 2.66% and 1.40%, for the period ended September 30, 2025, for the years ended March 31, 2025, March 31, 2024 and the period from April 1, 2022 through March 31, 2023, respectively.
(e)	The ratios do not include investment income or expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests.
(f)	Annualized.
(g)	Organizational, offering expenses and Incentive Fees are not annualized.
(h)	The Adviser has entered into an Expense Limitation Agreement with the Fund for a one-year term ending as defined in the Expense Limitation Agreement (Note 4) to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to the Consolidated Financial Statements. This amount includes expenses incurred by the Fund for recoupment to the Adviser for expenses previously waived. Had the Fund not incurred such expenses, the annualized ratio of net expenses to average net assets would have been 4.93% for the year ended March 31, 2025.
(i)	Total amount of each class of senior securities outstanding at principal value at the end of the year presented.
(j)	For the period ended March 31, 2023, the Fund did not issue any senior securities.
(k)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.

See Notes to Consolidated Financial Statements.

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Ares Private Markets Fund - Class A	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Six Months				For the Period August 1, 2023
	Ended		For the Year		(Commencement
	September 30,		Ended		of operations) to
	2025 (Unaudited)		March 31, 2025		March 31, 2024
NET ASSET VALUE, BEGINNING OF PERIOD	$35.53		$30.34		$26.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(0.97)		(1.72)		(1.26)
Net realized and unrealized gain on investments	2.99		7.42		5.35
Total income from investment operations	2.02		5.70		4.09

DISTRIBUTIONS
From net investment income	–		–		–
From net realized gain on investments	–		(0.51)		(0.87)
Total distributions	–		(0.51)		(0.87)

Impact from Adviser contribution	–		–		0.15

NET ASSET VALUE, END OF PERIOD	$37.55		$35.53		$30.34

TOTAL RETURN(b)	5.69%		18.91%		16.05	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$1,964,808		$1,508,736		$400,567

RATIOS TO AVERAGE NET ASSETS
Ratio of gross expenses to average net assets(d)(e)	5.55	%(f)	5.60%		7.80	%(f)
Ratio of expense waiver/reimbursements to average net assets(e)	(0.00	%)(f)	(0.10%)		(0.51	%)(f)
Ratio of net expenses to average net assets(d)(e)	5.55	%(f)	5.50	%(g)	7.29	%(f)
Net investment loss (e)	(5.27	%)(f)	(4.91%)		(6.28	%)(f)

SENIOR SECURITIES
Total borrowings, end of period (000’s)(h)	$750,073		$300,077		$–
Asset coverage, end of period per $1,000(i)	$5,839		$10,097		$–

PORTFOLIO TURNOVER RATE	0%		0%		0%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns for periods of less than one year are not annualized. Total return does not reflect sales load, if any.
(c)	The impact of the Adviser's contribution on Total Return at NAV was 0.08%
(d)	If Incentive Fees had been excluded, the expense ratios would have decreased by 1.87%, 2.12% and 3.26%, for the period ended September 30, 2025, for the years ended March 31, 2025 and the period from August 1, 2023 through March 31, 2024, respectively.
(e)	The ratios do not include investment income or expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests.
(f)	Annualized.
(g)	The Adviser has entered into an Expense Limitation Agreement with the Fund for a one-year term ending as defined in the Expense Limitation Agreement (Note 4) to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to the Consolidated Financial Statements. This amount includes expenses incurred by the Fund for recoupment to the Adviser for expenses previously waived. Had the Fund not incurred such expenses, the annualized ratio of net expenses to average net assets would have been 5.51% for the year ended March 31, 2025.
(h)	Total amount of each class of senior securities outstanding at principal value at the end of the year presented.
(i)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2025	21

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2025 (Unaudited)

1. ORGANIZATION

Ares Private Markets Fund (the “Fund”) was organized as a Delaware statutory trust on July 28, 2021 and commenced operations on April 1, 2022. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund currently offers three separate classes of shares of beneficial interest designated as Class A, Class D, and Class I shares (“Shares”). Each class of Shares is subject to different fees and expenses. The Fund’s investment objective is to seek attractive long-term capital appreciation. In pursuing its investment objective, the Fund invests in an actively managed portfolio of private equity and other private assets (collectively, “Private Assets”). The Fund may gain access to Private Assets through a number of different approaches, including: (i) secondary purchases of interests in private equity and other private asset funds managed by unaffiliated asset managers (“Portfolio Funds”), including through privately negotiated transactions, from investors in a Portfolio Fund or directly from the Portfolio Fund (“Secondary Investments”); (ii) primary investments in Portfolio Funds (“Primary Investments”); and (iii) direct investments in the equity or debt of private companies, including investments alongside private equity firms (“Direct Investments/Co-Investments”). The Fund invests principally in Secondary Investments and, to a lesser degree, in Primary Investments and Direct Investments/Co-Investments, although the allocation among those types of investments may vary from time to time. The Fund may also invest a portion of its assets in a portfolio of liquid assets, including cash and cash equivalents, and may invest in liquid fixed-income securities and other credit instruments, and other investment companies, including exchange traded funds.

Ares Capital Management II LLC (the “Adviser”), a wholly owned subsidiary of Ares Management Corporation, is responsible for the day-to-day management of the Fund’s assets. Investments in the Fund may be made only by eligible investors that are “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include Ares Landmark Private Markets Fund-D, LLC, Ares Landmark Private Markets Fund-D Blocker, LLC (the "Sub-Fund"), Ares Private Markets Fund Blocker, LLC, and Ares Private Markets Fund-ND, LLC (the "Sub-Fund ND"), all wholly-owned subsidiaries of the Fund. As of September 30, 2025, the total value of Portfolio Funds held by the subsidiaries was $4,232,936,234, $0, $0, and $119,504,139, respectively, or approximately 116.7%, 0.0%, 0.0%, and 3.3%, respectively, of the Fund's net assets.

Use of Estimates – The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The Fund believes that these estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Income Taxes – The Fund has elected to be treated for U.S. federal income tax purposes, and intends to continue to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Cash – Cash consists of monies held (including foreign currency) in a non-interest bearing account at UMB Bank, N.A., the Fund's custodian. Such amounts, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund. As of September 30, 2025, the Fund had an amount due to its custodian of $274,519,443, which is reflected in the Consolidated Statement of Assets and Liabilities. The amount due to custodian was the result of cash being swept into the Fund's short-term investments prior to the custodian processing cash outflows. The Fund's short-term investments were sufficient to cover the entire amount due to the custodian.

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Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2025 (Unaudited)

Valuation – The Fund values its investments monthly at fair value consistent with the principles of ASC Topic 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"). The Fund has formal valuation policies and procedures (the “Valuation Procedures”), which have been approved by the Fund's Board of Trustees (the "Board"). The Adviser was designated as the Valuation Designee (the "Valuation Designee") for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s valuation team is responsible for monitoring developments that may impact fair valued securities. The Fund uses net asset value (“NAV”) as a practical expedient to determine the fair value of its investments in Portfolio Funds. Ordinarily, the fair value of a Portfolio Fund held by the Fund is based on the NAV of that Portfolio Fund reported by its investment manager. If the Adviser determines that the most recent NAV reported by the investment manager of a Portfolio Fund does not represent the fair value or if the investment manager of a Portfolio Fund fails to report a NAV to the Fund, a fair value determination is made by the Adviser with oversight from the Board in accordance with the Fund’s valuation procedures. This includes adjusting the previous NAV provided by an investment manager with other relevant information available at the time the Fund values its portfolio, including capital activity and events occurring between the reference dates of the investment manager’s valuation and the relevant valuation date, to the extent that the Adviser is aware of such information. For investments that do not have readily determinable fair values and for which it is not possible to use NAV as a practical expedient, the Adviser will review and value such investments using one or more of the following types of analyses:

●	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and/or other factors for investments with similar characteristics.
●	Discounted cash flow analysis, including a terminal value or exit multiple.
●	The cost of the investment, if the cost is determined to best approximate the fair value of the investment.
●	Valuations implied by third-party investment in similar assets or issuers.

Investments in the Fund's portfolio that do not have a readily available market quotations are valued at fair value as determined in good faith by the Valuation Designee as described herein. As part of the valuation process for investments that do not have readily available market quotations, the Valuation Designee may take into account the following types of factors, if relevant, in determining the fair value of the Fund's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Valuation Designee considers the pricing indicated by the external event to corroborate its valuation.

Short-term Investments – Short-term investments represent investments in money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. There are no restrictions on the short-term investments held by the Fund.

Income Recognition and Expenses – Income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Distributions from Portfolio Funds occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received, including return of capital, realized gains and dividend income, is based on information received from the investment manager of the Portfolio Fund. The change in unrealized appreciation on investments and foreign currency translation within the Consolidated Statement of Operations includes the Fund's share of unrealized gains and losses, realized undistributed gains and losses and the undistributed net investment income or loss on investments for the relevant period.

Shareholders’ Allocation – The Fund currently offers Class A, Class D and Class I shares (See Note 6). Realized and unrealized gains and losses and net investment income, excluding class specific expenses, if any, are allocated to each class of common share based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Dividends and Distributions – Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

Foreign Currency – Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investments and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and change in unrealized appreciation/(depreciation) from Private Assets in the Consolidated Statement of Operations.

Segment Reporting - In accordance with FASB Accounting Standards Update 2023-07, "Segment Reporting (Topic 280) - Improvement to Reportable Segment Disclosures" ("ASU 2023-07"), the Fund has determined that it has a single operating and reporting segment. As a result, the Fund's segment accounting policies are the same as described herein and the Fund does not have any intra-segment sales or transfers of assets.

Semi-Annual Report | September 30, 2025	23

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2025 (Unaudited)

Recently Issued Accounting Pronouncements - In December 2023, the FASB issued ASU 2023-09, "Income Taxes (Topic 740): Improvements to Income Tax Disclosures" ("ASU 2023-09"). ASU 2023-09 requires disclosure of disaggregated income taxes paid in both U.S. and foreign jurisdictions, prescribes standard categories for the components of the effective tax rate reconciliation and modifies other income tax-related disclosures. ASU 2023-09 is effective for annual periods beginning after December 15, 2024. Early adoption is permitted and the amendments in this update should be applied on a prospective basis, though retrospective adoption is permitted. The Adviser is currently evaluating the impact of this guidance on the Fund's consolidated financial statements. The Adviser has evaluated the impact of this guidance on the Fund's Consolidated Financial Statements and all changes will be reflected on the Fund's annual report for the fiscal year ending March 31, 2026.

3. FAIR VALUE MEASUREMENTS

The Fund follows the provisions of ASC 820-10, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

The three-tier hierarchy of inputs is summarized below:

-	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

-	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

-	Level 3 – Significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ net asset value as a “practical expedient,” in accordance with ASC 820-10.

Investments in Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell or realize some of its investments for extended periods, which may be several years. The types of Portfolio Funds that the Fund may make investments in include Primary and Secondary Investments.

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no public market, has been estimated by the respective Portfolio Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a public market for the investments existed. These differences could be material.

The Fund may also make Direct Investments/Co-Investments, which may include debt and/or equity securities issued by operating companies and are typically made as investments alongside a private equity fund.

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Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2025 (Unaudited)

The Fund's portfolio investments classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. EV means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The first method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Valuation Designee may also employ other valuation multiples to determine EV, such as revenues. The Valuation Designee may also use industry specific valuation analyses to determine EV, such as capitalization rate analysis used in the real estate industry. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate EV. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Valuation Designee considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment.

The following table is a summary of information about the levels within the fair valuation hierarchy at which the Fund’s investments are measured as of September 30, 2025:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Direct Investments/Co-Investments	$–	$–	$10,000,000	$10,000,000
Secondary Investments	$–	$–	$114,131,833	$114,131,833
Short-Term Investments	$299,859,849	$–	$–	$299,859,849
Total	$299,859,849	$–	$124,131,833	$423,991,682

The Fund held Portfolio Funds with a fair value of $4,228,308,539, that in accordance with ASC 820-10, are excluded from the fair value hierarchy as of September 30, 2025, as investments in Portfolio Funds valued at net asset value, as a "practical expedient", are not required to be included in the fair value hierarchy.

A listing of Private Asset types held by the Fund and related attributes, as of September 30, 2025, are shown in the below table:

Investment			Unfunded	Redemption	Notice Period	Redemption
Category	Investment Strategy	Fair Value	Commitments	Frequency*	(In Days)	Restrictions Terms**
Direct Investments/ Co-Investments	Investments in an operating company alongside other investors	$99,822,354	$76,189,497	None	N/A	Liquidity in the form of distributions from Private Asset investments
Primary Investments	Investments in newly established Portfolio Funds	92,431,077	216,460,929	None	N/A	Liquidity in the form of distributions from Private Asset investments
Secondary Investments	Investments in existing Private Assets that are typically acquired in privately negotiated transactions	4,160,186,941	1,367,516,636	None	N/A	Liquidity in the form of distributions from Private Asset investments
Totals		$4,352,440,372	$1,660,167,062

*	The information summarized in the table above represents the general terms for the specified investment type. Individual Private Asset investments may have terms that are more or less restrictive than those terms indicated for the investment type as a whole. In addition, most Private Asset investments have the flexibility, as provided for in their constituent documents, to modify and waive such terms.
**	Distributions from Private Asset investments occur at irregular intervals, and the exact timing of distributions from Private Asset investments cannot be determined. It is estimated that distributions will generally occur over the life of the Private Asset investments.

Semi-Annual Report | September 30, 2025	25

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2025 (Unaudited)

The following table summarizes the significant unobservable inputs used to value the Fund's investments categorized within Level 3 as of September 30, 2025. The table is not intended to be all-inclusive, but instead to capture the significant unobservable inputs relevant to the determination of fair values.

Investment Category	Fair Value	Primary Valuation Techniques	Unobservable Inputs	Estimated Range	Weighted Average(a)
Direct Investments/Co-Investments	$10,000,000	EV Market Multiple Analysis	Revenue Multiple	11.1x	11.1x
Secondary Investments	$114,131,833	EV Market Multiple Analysis	Revenue Multiple	2.2x -11.5x	9.6x
Total Level 3 Investments	$124,131,833

(a)       Unobservable inputs were weighted by the relative fair value of investments.

Changes in revenue multiples, each in isolation, may change the fair value of certain of the Fund's investments. Generally, a decrease in revenue multiples may result in a decrease in the fair value of certain of the Fund's investments.

The following table is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value for the period ended September 30, 2025:

								Net change in
								unrealized appreciation/
								(depreciation) included
								in the Consolidated
			Change in					Statement of Operations
	Balance as	Realized	Unrealized			Transfer	Balance as	attributable to Level
Investment	of March 31,	Gain/	Appreciation/			Out of	of September	3 investments held at
Category	2025	(Loss)	Depreciation	Purchases	Sales	Level 3	30, 2025	September 30, 2025
Direct Investments/Co-Investments	$–	$–	$–	$10,000,000	$–	$–	$10,000,000	$–
Secondary Investments	100,061,687	–	14,070,146	–	–	–	114,131,833	14,070,146
Total	$100,061,687	$–	$14,070,146	$10,000,000	$–	$–	$124,131,833	$14,070,146

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Advisory Agreement

In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a quarterly advisory fee at an annual rate of 1.40% based on the value of the Fund’s Managed Assets (as defined below) calculated and accrued monthly as of the last business day of each month (the “Advisory Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to any borrowings or other indebtedness or preferred shares that may be issued) minus the Fund’s liabilities, other than liabilities relating to borrowings or other indebtedness. For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund's Managed Assets is calculated prior to the inclusion of the Advisory Fee and Incentive Fee (as defined below), if any, payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Advisory Fee is payable in arrears within 5 business days after the completion of the net asset value computation for the quarter. The Fund bears all other costs and expenses of its operations and transactions as set forth in its investment advisory and management agreement with the Adviser (the "Investment Advisory and Management Agreement"). For the six months ended September 30, 2025, the Fund incurred Advisory Fees of $25,419,791, of which $13,798,697 is payable as of September 30, 2025.

Incentive Fee

Pursuant to the Investment Advisory and Management Agreement, at the end of each calendar quarter, the Adviser is entitled to receive an incentive fee equal to 12.5% of the difference, if positive, between (i) the net profits of the Fund for the relevant period and (ii) the balance, if any, of the Loss Recovery Account (as defined below) at the start of the relevant period (the “Incentive Fee”). For the purposes of the Incentive Fee, the term “net profits” means (i) the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) plus (ii) the aggregate distributions accrued during the period. For the six months ended September 30, 2025, the Fund incurred Incentive Fees of $30,075,169, of which $17,164,121 is payable as of September 30, 2025.

26	www.areswms.com

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2025 (Unaudited)

Loss Recovery Account

The Fund maintains a memorandum account (the "Loss Recovery Account"), which had an initial balance of zero and is (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Net losses are defined as the amount by which the net asset value of the Fund on the last day of the relevant period is less than the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). For the avoidance of doubt, any change in the net asset value of the Fund directly as a result of subscriptions or redemptions during each measurement period is not included for the purposes of "net profits" or "net losses" calculations. Prior to September 26, 2023, the Loss Recovery Account was permitted to be reset on a trailing four-quarter measurement period, with such measurement period commencing at the conclusion of the first calendar quarter of the Fund's operations (i.e., June 30, 2022). As a result, the only reset of the Loss Recovery Account occurred on June 30, 2023. This reset had no impact on the Loss Recovery Account, as the Loss Recovery Account had no balance as of June 30, 2023. The Loss Recovery Account has not been and will not be reset since July 1, 2023.

Services Provided by the Adviser and its Affiliates

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser.

In addition to the fees and expenses to be paid by the Fund under the Investment Advisory and Management Agreement, the Adviser and its affiliates are entitled to reimbursement by the Fund of the Adviser's and its affiliates' cost of providing the Fund with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund at the request of the Fund, the Fund will reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the compensation and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. For the six months ended September 30, 2025, the Fund incurred costs for such services in the amount of $1,491,569, which is reflected in the Consolidated Statement of Operations.

Expense Limitation Agreement

Pursuant to an Expense Limitation Agreement with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that annual operating expenses (excluding (i) the Advisory Fee; (ii) the Incentive Fee; (iii) any Distribution and Servicing Fee; (iv) all fees and expenses of Portfolio Funds and Direct Investments in which the Fund invests (including all acquired fund fees and expenses); (v) transactional costs associated with consummated and unconsummated transactions, including legal costs and brokerage commissions, associated with the acquisition, disposition and maintenance of investments in Portfolio Funds, Direct Investments, exchange-traded funds and other investments; (vi) interest; (vii) taxes; (viii) brokerage commissions; (ix) dividend and interest expenses relating to short sales; and (x) extraordinary expenses (expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence)) do not exceed 0.30% per annum of the average monthly net assets of each class of the Fund's Shares. With respect to each class of Shares, the Fund has agreed to repay the Adviser any fees waived under the Expense Limitation Agreement or any expenses the Adviser reimburses in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause annual operating expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within three years after the month in which the Adviser incurred the expense. The Expense Limitation Agreement has a term ending on July 31, 2026, and the Adviser may extend the term for a period of one year on an annual basis, subject to the approval of the Board, including a majority of the members of the Board that are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”).

Semi-Annual Report | September 30, 2025	27

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2025 (Unaudited)

For the six months ended September 30, 2025, the Adviser reimbursed expenses in the amount of $80,357, which is reflected in fees waived by Adviser on the Consolidated Statement of Operations, which are subject for recoupment. The Adviser recouped $621,014 of previously waived fees which is reflected in expenses recouped to Adviser on the Consolidated Statement of Operations. At September 30, 2025, the amounts outlined below are available for recoupment:

Expiration Period
Less than 1 year	$2,094,899
1-2 years	$2,455,376
2-3 years	$2,859,847
Total	$7,410,122

Trustee Fees

Each Independent Trustee is paid an annual retainer of $62,000. In addition, the Fund pays an additional annual fee of $8,000 to the Chairperson of the Audit Committee and an additional annual fee of $5,000 for the Chairperson of the Nominating and Governance Committee. For the six months ended September 30, 2025, the Fund incurred Trustee fees and expenses in the amount of $161,209 which are reflected in Trustees' fees and expenses in the Consolidated Statement of Operations.

The Fund's officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Fund under the supervision of the Board. All of the officers of the Fund are directors, officers or employees of the Adviser or its affiliates. Certain of the Trustees and officers of the Fund are also directors and officers of other investment companies managed or advised by the Adviser or its affiliates.

Administration Agreement

ALPS Fund Services, Inc. ("ALPS") serves as administrator to the Fund. Under an Administration and Fund Accounting Agreement with the Fund, ALPS is responsible for calculating the net asset value of the Fund and its Managed Assets, as well as providing additional fund accounting and fund administration services to the Fund.

Transfer Agent Agreement

DST Asset Manager Solutions, Inc. ("DST") serves as the transfer agent to the Fund. Under the Services Agreement with the Fund, DST is responsible for maintaining all shareholder records of the Fund.

ALPS and DST are wholly-owned subsidiaries of SS&C Technologies Holdings, Inc., a publicly traded company listed on the NASDAQ Global Select Market.

Distribution Agreement

Ares Wealth Management Solutions, LLC ("AWMS"), an affiliate of the Adviser, acts as distributor for the Shares. Under a Distribution Agreement with the Fund, AWMS pays its own costs and expenses connected with the offering of Shares. Class A and Class D Shares are subject to an ongoing distribution and shareholder servicing fee (the "Distribution and Servicing Fee") to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own Class A or Class D Shares of the Fund. Class A Shares and Class D Shares pay a Distribution and Servicing Fee to AWMS at an annual rate of 0.85% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class. For purposes of determining the Distribution and Servicing Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable for shareholder servicing. Class I Shares are not subject to a Distribution and Servicing Fee. For the six months ended September 30, 2025, Class D Shares incurred Distribution and Servicing Fees of $32,407, and Class A Shares incurred Distribution and Servicing Fees of $7,371,730, which are reflected in Distribution and shareholder servicing fees - Class D and Distribution and shareholder servicing fees - Class A, on the Consolidated Statement of Operations, respectively.

Investments in Class A Shares are sold subject to a sales charge of up to 3.50% of the investment. Class D and Class I Shares are not subject to a sales charge. A 2.00% early repurchase fee may be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder's purchase of the shares. The Fund operates under an "opt-out" dividend reinvestment plan, pursuant to which the Fund's distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund held by the shareholder unless the investor elects to receive its distribution in cash.

28	www.areswms.com

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2025 (Unaudited)

Custodian Agreement

UMB Bank, N.A. ("UMB"), serves as custodian to the Fund. Under a Custody Agreement with the Fund, UMB is responsible for the holding and safekeeping of the Fund's assets.

5. REVOLVING CREDIT FACILITY

The Fund has a revolving credit agreement, as amended from time to time (the “Credit Facility”), with Barclays Bank PLC, UBS AG, Mizuho Bank, Ltd., Royal Bank of Canada, Mitsubishi UJF Trust and Banking Corporation, Canadian Imperial Bank of Commerce, MUFG Bank, Ltd., and BNP Paribas SA (collectively, the "Lender")that can be increased with the consent of the Lender with at least 12 business days prior notice. The original agreement with the Lender permitted borrowings up to $1,000,000. The Credit Facility has been amended five times, and permitted borrowings have increased to $1,700,000,000. As of September 30, 2025, the maximum permitted borrowings were $1,700,000,000 with a maturity date of March 5, 2027. The purpose of the Credit Facility is to provide working capital to the Fund to manage its liquidity needs, including acting as warehouse financing for the Fund’s acquisition of Private Assets. The Credit Facility has an interest rate equal to the secured overnight financing rate plus 2.90%, per annum and a commitment fee that varies depending on the amount outstanding. The Credit Facility is secured by assets of Ares Landmark Private Markets Fund-D LLC. For the six months ended September 30, 2025, the Fund incurred upfront and unused fees of $4,604,948, which is reflected in Credit facility fees on the Consolidated Statement of Operations. For the six months ended September 30, 2025, the Fund incurred interest expense of $8,966,176, which is reflected in Interest expense on the Consolidated Statement of Operations. During the fiscal period when the Credit Facility was utilized, the weighted average interest rate and the average daily loan balance under the Credit Facility was 5.02% and $347,431,976, respectively. As of September 30, 2025, the interest rate and outstanding loan balance for the Credit Facility was 4.98% and $750,072,763, respectively.

The Credit Facility contains various affirmative and negative covenants and provisions regarding events of default that are applicable to the Fund, which are normal and customary for similar credit facilities. As of September 30, 2025, the Fund was in compliance with all financial covenants of the Credit Facility.

6. PURCHASE OF SHARES

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month at the Fund’s then-current net asset value per Share of each respective share class (determined as of the close of business on the last business day of the immediately preceding month). The minimum initial investment in the Fund by any investor is $25,000 with respect to Class A Shares and Class D Shares, and $1,000,000 with respect to Class I Shares. With respect to Class I shares, the Board has approved a minimum initial investment of $25,000 for Trustees of the Fund and employees of the Adviser and vehicles controlled by such employees. The minimum additional investment in the Fund by any investor is $5,000, except for additional purchases pursuant to the dividend reinvestment plan. Class A Shares are sold at the public offering price, which is the net asset value of a Class A Share plus an initial maximum 3.50% sales charge. Class D Shares and Class I Shares are not subject to any initial sales charge. The Fund reserves the right to reject any subscription for Shares.

7. REPURCHASE OF SHARES

The Fund expects to conduct repurchase offers quarterly pursuant to written tenders to shareholders. The Adviser recommends to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets on a quarterly basis. A shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, the Fund may redeem all of the shareholder’s Shares. To the extent a shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the shareholder requests to have repurchased, the shareholder may maintain a balance of Shares of less than $10,000 following such Share repurchase.

A 2.00% of NAV early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares. An early repurchase fee payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an early repurchase fee, it will do so consistently with the requirements of Rule 22d-1 under the 1940 Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the early repurchase fee will apply uniformly to all shareholders regardless of Share class. There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time. During the six months ended September 30, 2025, 2,462,307 shares were tendered, all of which were repurchased by the Fund.

Semi-Annual Report | September 30, 2025	29

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2025 (Unaudited)

8. INVESTMENT TRANSACTIONS

Total purchases of Private Asset investments (excluding short-term investments) for the six months ended September 30, 2025 amounted to $1,316,521,289. Total proceeds from the sale, redemption, other disposition of, or distributions received from Private Asset investments (excluding short-term investments) for the six months ended September 30, 2025 amounted to $317,893,107.

9. FEDERAL AND OTHER TAX INFORMATION

The Fund intends to distribute all or substantially all of its taxable income to shareholders and to comply with the other requirements of Subchapter M of the Code, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required. If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to shareholders, and all distributions out of earnings and profits would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC under Subchapter M. The Fund intends to comply with the requirements under Subchapter M and to distribute substantially all of its taxable income and gains to shareholders and to meet certain diversification and income requirements with respect to its underlying investments. The Fund has adopted September 30 as its tax year end. Differences arise in the computation of shareholders’ capital for financial reporting in accordance with U.S. GAAP and shareholders’ capital for federal and state income tax reporting. These differences are primarily due to the fact that change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes. The cost of the underlying investments for federal income tax purposes is based on amounts reported to the Fund on Schedule K-1 from the underlying investments.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, Income Taxes (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the six months ended September 30, 2025, the Fund did not incur any interest or penalties.

The Sub-Fund and Sub-Fund ND are taxed as regular C-corporations for federal income tax purposes and as such are obligated to pay federal and state income tax. Under current law, the Sub-Fund and Sub-Fund ND are not eligible to elect treatment as a RICs. However, the amount of taxes paid by the Sub-Fund and Sub-Fund ND will vary depending on the amount of capital appreciation of their investments and such taxes will reduce a Fund shareholder's return from an investment in the Fund.

Since the Sub-Fund and Sub-Fund ND are subject to taxation on the capital appreciation of their investments, as well as other factors, the NAV of the Shares will also be reduced by the accrual of any deferred tax liabilities. As a result, the Fund's after tax performance would be impacted.

The Sub-Fund and Sub-Fund ND accrue deferred income taxes for any future tax liability associated with capital appreciation of their investments. Upon the sale of an investment, the Sub-Fund and Sub-Fund ND may be liable for previously deferred taxes. The Sub-Fund and Sub-Fund ND will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Sub-Fund and Sub-Fund ND's deferred tax liability as new information becomes available. The Sub-Fund and Sub-Fund ND generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Sub-Fund and Sub-Fund ND are currently using a Federal tax rate net of state benefit of 19.95% and an estimated state tax rate of 5.00%.

30	www.areswms.com

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2025 (Unaudited)

For the year ended March 31, 2025, the provision (benefit) for income taxes consisted of the following:

Current
Federal	(235)
State	–
$(235)
Deferred
Federal	6,273,751
State	1,572,369
$7,846,120

Total	$7,845,885

Significant components of the Sub-Fund and Sub-Fund ND's deferred income tax assets and liabilities as of March 31, 2025 consisted of the following:

Deferred tax liability
Unrealized gain	17,200,143
Unrealized loss	(337,158)
Total deferred tax liability	16,862,985

Net deferred tax liability	$16,862,985

The reconciliation of the effective tax rate is as follows:

Effective Tax Rate Reconciliation	Amount	Percentage
Federal deferred balance (statutory rate)	$13,927,981	21.00%
State tax deduction	(696,399)	-1.05%
Net Federal deferred balance (effective rate)	$13,231,582	19.95%

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund’s federal tax return.

The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnership investments. For the year ended March 31, 2025, permanent differences between book and tax basis are attributable to certain non-deductible expenses for tax purposes and net operating losses. These reclassifications have no effect on total NAV or NAV per Share. For the year ended March 31, 2025, the following amounts were reclassified:

Paid-in Capital	$(14,940,680)
Distributable Earnings/(Losses)	14,940,680

Certain qualified losses incurred after October 31, 2025 or December 31, 2024, but within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the tax year ended September 30, 2025, the Fund deferred to October 1, 2025, for U.S. federal income tax purposes, the following losses:

Late year loss deferral	$111,337,225

Semi-Annual Report | September 30, 2025	31

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2025 (Unaudited)

As of September 30, 2025, the tax cost of Private Assets and unrealized appreciation/(depreciation) as of the year ended September 30, 2025 were as follows:

Cost of investments for tax purposes	$3,812,227,743
Gross tax unrealized appreciation	942,487,716
Gross tax unrealized depreciation	(102,415,238)
Net tax unrealized appreciation (depreciation) on investments	$840,072,478

As of September 30, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	–
Undistributed long-term capital gains	–
Tax accumulated earnings	–
Accumulated capital and other losses	(111,337,225)
Unrealized appreciation	840,072,478
Other temporary differences	(26,409)
Distributable net earnings	$728,708,844

As of September 30, 2025, the Fund had no capital loss carryforwards.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

The tax character of distributions paid were $3,892,197 and $14,074,693 of long-term capital gains as of September 30, 2023 and September 30, 2024, respectively. The Fund paid distributions out of long-term capital gains of $31,997,658 on December 31, 2024.

10. RISK FACTORS

General Investment Risks. There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in Private Assets. The Fund's allocation of its investments across Portfolio Funds, Direct Investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser's analysis and judgment. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Closed-End Fund Structure; Liquidity Limited to Periodic Repurchases of Shares. An investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares will not be redeemable at a shareholder's option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future.

Restrictions on Transfers. Transfers of Shares may be made only with consent of the Fund, which may be withheld in the Fund's sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

Non-Diversified Status. The Fund is a "non-diversified" investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the assets of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

32	www.areswms.com

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2025 (Unaudited)

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

A substantial portion of the Fund's assets consist of Portfolio Funds and Direct Investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Accordingly, because there is not a readily available market value for most of the investments in the Fund's portfolio, substantially all of the Fund's portfolio investments are valued at fair value as determined in good faith by the Adviser, as the Valuation Designee, in accordance with the Adviser's valuation policies and procedures and subject to oversight of the Board.

The value at which the Fund's investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Fund invests a significant amount of its assets in Private Assets for which no public market exists. There can be no guarantee that the Fund's investments could ultimately be realized at the Fund's valuation of such investments.

The Fund's net asset value is a critical component in several operational matters including computation of the Advisory Fee, the Incentive Fee and the Distribution and Servicing Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund's investments will impact, positively or negatively, the fees and expenses shareholders will pay, the price a shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund.

11. DIVIDEND REINVESTMENT PLAN

The Fund operates under a dividend reinvestment plan (“DRIP”) administered by DST. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to DST. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by DST 30 days prior to the record date of the distribution or the shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, DST, on the shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per Share for the relevant class of Shares.

DST will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. DST will hold Shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, DST will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither DST nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

Semi-Annual Report | September 30, 2025	33

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2025 (Unaudited)

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

12. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

13. COMMITMENTS AND CONTINGENCIES

As of September 30, 2025, the Fund had outstanding capital commitments to Private Assets totaling $1,660,167,062.

14. SEGMENT REPORTING

The Fund operates through a single operating and reporting segment with an investment objective to generate long-term capital appreciation through private equity and other private assets. The chief operating decision maker ("CODM") is comprised of the Fund's chief executive officer, chief financial officer and portfolio managers and the CODM assesses the performance and makes operating decisions for the Fund on a consolidated basis primarily based on the Fund's total return, as disclosed within these consolidated financial statements in the Consolidated Financial Highlights. As the Fund's operations are comprised of a single reporting segment, the segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as "total assets" and the significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

15. SUBSEQUENT EVENTS

Effective October 1, 2025, there were subscriptions to the Fund in the amount of $62,219,251 for Class A Shares, $487,000 for Class D Shares and $80,312,490 for Class I Shares. Effective November 3, 2025, there were subscriptions to the Fund in the amount of $57,487,997 for Class A Shares, $160,500 for Class D Shares and $41,251,579 for Class I Shares. Through the date the consolidated financial statements were issued, there have not been any additional subscriptions to the Fund.

The Fund has evaluated subsequent events through the date the consolidated financial statements were issued, and has determined that there were no other subsequent events that require disclosure in or adjustment to the consolidated financial statements or the accompanying notes.

34	www.areswms.com

Ares Private Markets Fund	Additional Information
September 30, 2025 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 882-8212 or on the Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund 866-324-7348 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES AND ADDITIONAL FUND INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov. or without charge and upon request by calling the Fund at 866-324-7348.

The Fund makes public certain information about its investments. For more information about the Fund, visit https://areswmsresources.com/ investment-solutions/apmf/. Here you will find the Fund’s most recently available fact sheets and other information about the Fund. The information posted on the Fund’s website is subject to change without notice.

Semi-Annual Report | September 30, 2025	35

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6. Investments.

(a)            The Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSRS.

(b)            Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Not applicable to semi-annual reports.

(a)(3) Not applicable to semi-annual reports.

(a)(4) Not applicable to semi-annual reports.

(b)  As of the date of this filing, there have been no changes to the portfolio managers identified in the most recently filed annual report on Form N-CSR (811-23727) for Ares Private Markets Fund (the “Fund”).

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSRS filing.

Item 16. Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable for this filing.

(a)(2)	Not applicable for this filing.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES PRIVATE MARKETS FUND

By:	/s/ Barry Miller
Barry Miller
Chief Executive Officer and President
(Principal Executive Officer)

Date:	December 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Barry Miller
Barry Miller
Chief Executive Officer and President
(Principal Executive Officer)

Date:	December 5, 2025

By:	/s/ Christina Oh
Christina Oh
Assistant Treasurer
(Principal Financial Officer)

Date:	December 5, 2025